SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------------------

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                          APPALACHIAN BANCSHARES, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
         --------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ________________

     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          ________________

     3)   Per unit  price  or other  underlying  value of  transaction  computed
          pursuant        to        Exchange        Act        Rule        0-11:
          --------------------------------------------

     4)   Proposed      maximum      aggregate     value     of     transaction:
          _______________________

     5)   Total fee paid: _____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ____________________________________________

     2)   Form,      Schedule      or      Registration      Statement      No.:
          ___________________________

     3)   Filing Party: ______________________________________________________

     4)   Date Filed: ________________________________________________________

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540

Dear Shareholder:

     It is my pleasure to invite you, on behalf of the Board of Directors and Management of Appalachian Bancshares, Inc. (the "Company"), to the Company's annual meeting of shareholders (the "Annual Meeting"), to be held on Tuesday, May 27, 2003, at 10:00 a.m., at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia.

     Enclosed with this letter is the formal notice of the Annual Meeting (the "Notice"), a proxy statement (the "Proxy Statement"), and a proxy card. The Proxy Statement contains information about actions to be taken at the Annual Meeting. The 2002 Annual Report of the Company is also enclosed for your information. We encourage you to review these materials, so that you will be fully informed about the matters that will be considered at the Annual Meeting.

     The Notice and the Proxy Statement, which appear on the following pages, contain information about matters which are to be considered at the Annual Meeting. On April 15, 2003, the Board of Directors unanimously voted to approve certain amendments (collectively the "Proposed Amendments") to the Company's amended and restated Articles of Incorporation, having determined that such Proposed Amendments are advisable and in the best interest of the Company and its shareholders. These Proposed Amendments are described in detail within the Proxy Statement and in Exhibit B thereto.

     The Proposed Amendments are designed to afford certain protections from possible hostile takeover actions against the Company, and to ensure that all shareholders of the Company will receive fair treatment, in the event of any hostile, unsolicited offer to acquire, or take control of, the Company. They are not intended to prevent a friendly acquisition of the Company, but, instead, are intended to encourage any prospective acquiror to negotiate directly with your representatives on the Board of Directors and, thereby, to preserve the flexibility of the Board of Directors in any possible future negotiations. We are not aware of any current effort to acquire control of the Company and are proposing these amendments to maintain the ability of the Board of Directors to protect shareholder interests in the future, if necessary.

     Further, as of April 1, 2003, the Board of Directors unanimously voted to approve and adopt the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"). The terms of the 2003 Stock Option Plan are described in detail within the Proxy Statement and in Exhibit C thereto.

     Whether or not you are able to attend the Annual Meeting, please mark, sign and promptly return the proxy card. If you do attend the Annual Meeting, and would like to vote in person, you may do so, even if you have already returned your proxy card.

     Your continued support of the Company is very important. I look forward to welcoming you at our Annual Meeting.

                                           Sincerely,

                                           /s/ Tracy R. Newton

                                           Tracy R. Newton
                                           President and Chief Executive Officer

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540
               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Tuesday, May 27, 2003
               --------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the "Annual Meeting") of Appalachian Bancshares, Inc. (the "Company"), a Georgia corporation, will be held on Tuesday, May 27, 2003, at 3:00 p.m., local time, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia, for the following purposes:

1. To elect (pursuant to Proposal No. 1) nine (9) directors of the Company, as follows:

     (a) If Proposal No. 3 is approved, three directors to serve a three-year term, three directors to serve a two-year term, and three directors to serve a one-year term; or

     (b) If Proposal No. 3 is not approved, nine (9) directors to serve a one-year term; and

2. To consider and act upon a proposal (Proposal No. 2) to amend the Company's amended and restated Articles of Incorporation (the "Articles"), by adding thereto, as a new provision, proposed Article IV, which authorizes the Company to issue up to 20,000,000 shares of preferred stock, in such series, and containing such preferences, limitations and relative rights, as shall be determined by the Board of Directors of the Company; and

3. To consider and act upon a proposal (Proposal No. 3) to amend the Articles, by adding thereto, as a new provision, proposed Article V, which provides for the directors of the Company to be divided into three classes, with the classes to serve staggered terms of three (3) years each; and

4. To consider and act upon a proposal (Proposal No. 4) to amend the Articles, by adding thereto, as a new provision, proposed Article VI, which provides that directors of the Company can be removed only for cause, by the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares entitled to vote thereon or, if the bylaws of the Company (the "Bylaws") so provide, by two-thirds (2/3) of the Board of Directors for certain enumerated actions; and

5. To consider and act upon a proposal (Proposal No. 5) to amend the Articles, by adding thereto, as a new provision, proposed Article VII, which authorizes the Board of Directors to consider "constituencies" of the Company and other factors, when evaluating a business combination proposal; and

6. To consider and act upon a proposal (Proposal No. 6) to amend the Articles, by adding thereto, as a new provision, proposed Article VIII, which requires the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares entitled to vote thereon, to amend certain of the Articles or the Bylaws, and providing, also, that the Bylaws may be amended by the affirmative vote of two-thirds (2/3) of the directors of the Company; and

7. To consider and act upon a proposal (Proposal No. 7) to amend the Articles, by adding thereto, as a new provision, proposed Article IX, which will govern potential business combination transactions with interested shareholders; and

8. To consider and act upon a proposal (Proposal No. 8) to approve the Appalachian Bancshares, Inc. 2003 Stock Option Plan; and

9. To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

     Only shareholders of record, at the close of business on April 11, 2003, will be entitled to notice of, and to vote at, the Annual Meeting. The Company's Proxy Statement and a proxy card are enclosed herewith. Please, sign, date, and return the proxy card promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.


                                           By Order of the Board of Directors

                                           /s/ Tracy R. Newton

                                           Tracy R. Newton
                                           President and Chief Executive Officer

Ellijay, Georgia
May 5, 2003


--------------------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE AND RETURN THE ENCLOSED PROXY, SO
          THAT YOUR VOTE MAY BE RECORDED AT THE MEETING, IF YOU DO NOT
                                     ATTEND.
--------------------------------------------------------------------------------

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540
               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Tuesday, May 27, 2003
               --------------------------------------------------


                               GENERAL INFORMATION

     This proxy statement (the "Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Company's annual meeting of shareholders (the "Annual Meeting"), to be held at 3:00 p.m., local time, on Tuesday, May 27, 2003, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia, and at any and all adjournments or postponements thereof.

     A proxy delivered pursuant to this solicitation is revocable, at the option of the person giving the proxy, at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions, if the proxy is duly executed and returned prior to the Annual Meeting.

     If the enclosed proxy card is duly executed and returned prior to the Annual Meeting, but without specified directions, the shares will be voted "FOR" each of the proposals contained in this Proxy Statement and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to:
Appalachian Bancshares, Inc., 829 Industrial Boulevard,  Ellijay, Georgia 30540,
Attention: Tracy R. Newton.

     The expense of preparing, printing and mailing this Proxy Statement, and soliciting the proxies sought hereby, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its wholly-owned subsidiary - Appalachian Community Bank (the "Bank") - who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's common stock, $.01 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

     This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 5, 2003. A copy of the Company's 2002 Annual Report to Shareholders accompanies this Proxy Statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, nine (9) directors, constituting the entire board of directors of the Company (the "Board of Directors"), are to be elected. If Proposal No. 3 (as described below) is adopted, these nine directors will be elected for the terms set forth below. If Proposal No. 3 is not adopted, these nine directors will be elected to hold office until the Company's next annual meeting of shareholders (that is, until the annual meeting of shareholders held in the year 2004) or until their successors are duly qualified.

     In either case, each of these directors will be elected by a plurality of the shares present (in person or by proxy) and voting at the Annual Meeting. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that all of these nominees will serve, but if, for any unforeseen cause, any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising, in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

     The Company's bylaws (the "Bylaws") provide that the Board of Directors shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. The Board of Directors has fixed the number of directors at nine.

     If a proxy card is executed in any manner, unless it is marked to withhold authority to vote for the election of a particular director, the persons named as proxies in the enclosed proxy card will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons, if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

     The Board of Directors recommends a vote "FOR" the election, as directors of the Company, of all nine of the nominees described below.





                         [Nominees follow on next page]

Nominees for the Board of Directors

         The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company and the Bank, and principal employment for the past five years.


              Name              Age    Position with the Company            Term of Office          Director Class
              ----              ---    --------------------------           --------------          --------------
                                       and The Bank                     (If Proposal No. 3 is      (If Proposal No.
                                       ------------                      Adopted/Not Adopted)       3 is adopted)
    Alan S. Dover................46      Director of Company and
                                         Bank                           One Year/One Year               Class I

    Charles A. Edmondson.........55      Director of Company and        One Year/One Year               Class I
                                         Bank

    Roger E. Futch...............57      Director of Company and        One Year/One Year               Class I
                                         Bank

    Joseph C. Hensley............45      Director, Assistant            Two Years/One Year              Class II
                                         Secretary of Company and
                                         Bank

    Frank E. Jones...............50      Director of Company and        Two Years/One Year              Class II
                                         Bank

    J. Ronald Knight.............60      Director, Chairman of          Two Years/One Year              Class II
                                         Board of Company and Bank

    Tracy R. Newton..............47      President, Chief Executive     Three Years/One Year            Class III
                                         Officer, Director of Company
                                         and Bank

    P. Joe Sisson................68      Director, Secretary of         Three Years/One Year            Class III
                                         Company and Bank

    Kenneth D. Warren............53      Director of Company and        Three Years/One Year            Class III
                                         Bank


     Alan S. Dover has been a director of the Company since 1996 and a director of the Bank since 1994. Mr. Dover is the chief executive officer and owner of A.S. Dover Concrete, Inc., a curbing and excavating business. He also is owner of A.S. Dover Properties, Inc., a commercial real estate development firm, and A.S. Dover Construction Company.

     Charles A. Edmondson has been a director of the Company since 1996, a director of the Bank since 1994 and a director of Appalachian Community Bank since March 1999. Mr. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

     Roger E. Futch has been a director of the Company since 1996 and a director of the Bank since 1994. Mr. Futch has been employed by the Ellijay Telephone Company since 1968. He currently serves as Chief Operations Officer and Executive Vice President of Ellijay Telephone Company and Community

Television Company, Inc. He is President and Chief Operations Officer of ETC Communications. Mr. Futch serves on the management committee of U.S. Carrier Telecom, LLC since inception.

     Joseph C. Hensley has served as Assistant Secretary and a director of the Company since 1996 and as Assistant Secretary and a director of the Bank since 1994. Mr. Hensley is a CPA and is currently Vice President of A.S. Dover Construction, A.S. Dover Development and A.S. Dover Properties.

     Frank E. Jones has been a director of the Company since 1996 and a director Bank since 1994. Mr. Jones is the minister of the Ellijay Church of Christ, where he has served for 23 years. Mr. Jones also serves on the WIA Board for Coosa Valley Regional Development Center, serves as Vice Chairman for the fifteen counties of northwest Georgia and as Chairman of the Youth Council of the WIA for Coosa Valley Regional Development Center and serves on the State of Georgia Youth Strategies Committee for WIA. In addition, Mr. Jones is the Chairman for the northwest Georgia School to Work Program.

     J. Ronald Knight has been a director of the Company since 1996 and a director of the Bank since 1994. Mr. Knight has been Chairman of the Board of the Company and the Bank since 2002. Mr. Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay.

     Tracy R. Newton has served as President, Chief Executive Officer and a director of the Company since 1996 and President, Chief Executive Officer and a director of the Bank since its inception in 1994. Prior to Mr. Newton's employment with the Bank, he served as executive vice president of the Bank of Ellijay, until he resigned in September 1993 to pursue the formation of Gilmer County Bank (now, Appalachian Community Bank). His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 26 years of experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

     P. Joe Sisson has served as Secretary and a director of the Company since 1996 and as Secretary and a director of the Bank since 1994. Mr. Sisson is president and chief executive officer of the Sisson Corporation, a real estate development firm. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties, and Sisson Company Contractors. He is a former advisory director of NationsBank.

     Kenneth D. Warren has been a director of the Company since 1996 and a director of the Bank since 1994. Mr. Warren is the president and owner of Warren's Auto Sales, Inc., a used car dealership.

     The Board of Directors recommends a vote "FOR" the election, as directors of the Company, of all of the nine nominees described above.


Additional Executive Officers

     Alan May, age 41, serves as Executive Vice President of each of the Company and the Bank and is the Chief Financial Officer of the Company. Mr. May has been with the Bank and the Company since February 1998. From January 1988 through February 1998, Mr. May served in various positions with Cooke & Andrews Investments, Inc., ultimately serving as Executive Vice President.

     Virginia Cochran, age 48, serves as Senior Vice President and Chief Lending Officer of the Bank. Ms. Cochran has been with the Bank since its opening in 1995. Prior to her work at the Bank, Ms. Cochran served in various positions with the Bank of Ellijay for over thirteen years.

     Darren Cantlay, age 32, serves as Senior Vice President and Chief Financial Officer of the Bank. Mr. Cantlay has been with the Bank since January, 2003. Prior to his employment by the Bank, Mr. Cantlay served as the Controller of Main Street Bank, Covington, Georgia, from January, 2002, to January, 2003, and as Controller of ABC Bancorp, Moultrie, Georgia, from November, 2000, to January, 2002.

     There are no family relationships between any director or executive officer of the Bank or of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the Commission. To the Company's knowledge, except for two Section 16(a) reports that were not timely filed, which included an Initial Statement of Beneficial Ownership of Securities (Form 3) for each of Virginia C. Cochran and Alan R. May, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the year ended December 31, 2002.

Committees and Meetings of the Board of Directors

     The Board of Directors of the Company held 14 meetings during the fiscal year ended December 31, 2002. All directors of the Company attended at least 85% of the total number of meetings held by the Board of Directors of the Company and the committees on which such directors served during that period. The Company's Board of Directors has two standing committees, the Compensation Committee and the Audit Committee. The Company does not have a standing nominating committee, the functions of such committee being reserved to the entire Board of Directors.

     Compensation Committee. The Compensation Committee, consists of Roger E. Futch, Joseph C. Hensley, J. Ronald Knight, and Kenneth D. Warren. The Compensation Committee has the authority of the Board of Directors to approve the hiring and termination of members of senior management. In addition, the Compensation Committee administers the Company's bonus and incentive plans and makes recommendations to the full Board of Directors, with respect to any changes to such plans. The Compensation Committee also serves, with the authority of the full Board of Directors, to review the executive compensation of the Company's Chief Executive Officer and director compensation, to approve executive officer compensation packages proposed by the Company's Chief Executive Officer, to review summaries of all employee compensation as proposed by the Company's Chief Executive Officer, and to approve the personnel policies of the Company. The Compensation Committee met four (4) times during the 2002 fiscal year.

     Audit Committee. The Audit Committee, which consists of Roger E. Futch, who serves as Chairman, Joseph C. Hensley], and Frank E. Jones, oversees and reviews the internal and independent audit function of the Company and reports the findings and recommendations of the Audit Committee to the Board of Directors. The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference. Each member of the Audit Committee is "independent," as such term is defined in listing standards of the National Association of Securities Dealers. The Audit Committee met once in 2002.

                             AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of Appalachian Bancshares, Inc. for the year ended December 31, 2002. The Audit Committee has discussed with Schauer, Taylor, Cox, Vise and Morgan, P.C., the independent auditors of the Company, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from Schauer, Taylor, Cox, Vise and Morgan, P.C., the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Schauer, Taylor, Cox, Vise and Morgan, P.C., their independence from Appalachian Bancshares, Inc. and its management. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Appalachian Bancshares is compatible with the auditors' independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2002 be included in Appalachian Bancshares' Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

                                                         Respectfully submitted,

                                                         The Audit Committee

                                                         Roger Futch
                                                         Joe Hensley
                                                         Frank Jones



                        REPORT ON EXECUTIVE COMPENSATION

     The following Report on Executive Compensation is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

General

     Under rules established by the SEC, the Company is required to provide certain information with respect to compensation provided to the Company's President and Chief Executive Officer and other executive officers. The SEC regulations require a report setting forth a description of the Company's executive compensation policy in general and the considerations that led to the compensation decisions affecting Mr. Newton, Mr. May and Ms. Cochran. In fulfillment of this requirement, the Board of Directors and Compensation Committee have prepared the following report for inclusion in this Proxy Statement.

     The fundamental policy of the Company's compensation program is to offer competitive compensation and benefits for all employees, including the President and Chief Executive Officer and the other officers of the Company, to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that enhance shareholder value. The Company's executive compensation package historically has consisted of salary, annual bonus, profit sharing contributions and matching contributions, health insurance premiums and other customary fringe benefits. The grant of stock options under the 1997 Employee Stock Incentive Plan is also a part of the Company's compensation package for certain executive officers, including the named executive officers.

Salary

     The nonemployee members of the Board of Directors participated in deliberations regarding salaries of executive officers. Mr. Newton did not participate in deliberations concerning his own compensation. Although subjective in nature, factors considered by the Board in setting the salaries of executive officers were Mr. Newton's recommendations (except with respect to his own salary), compensation paid by comparable banks to their executive officers (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for comparable positions with other banks), each executive officer's performance, contribution to the company, tenure in his or her position, and internal comparability considerations. The Board of Directors set the salary of Mr. Newton based on Mr. Newton's salary during the preceding fiscal year, his tenure, the salaries of chief executive officers of comparable bank holding companies (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for a comparable position with other bank holding companies) and the increase in earnings of the Company in recent years. The Board did not assign relative weights to the factors considered in setting salaries of executive officers, including Mr. Newton.

Annual Bonus Compensation

     Annual bonuses for the fiscal year ended December 31, 2002, paid in the form of a cash bonus were based on certain percentages of average return on equity.

Stock Options

     During the fiscal year ended December 31, 2002, there were no grants of options to purchase shares of Common Stock to the named executive officers.

                                                      Respectfully submitted,

                                                      The Compensation Committee

                                                      Roger E. Futch
                                                      Joseph C. Hensley
                                                      J. Ronald Knight
                                                      Kenneth D. Warren

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Schauer, Taylor, Cox, Vise, and Morgan, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 2002, and has been reappointed by the Audit Committee and approved by the Board of Directors to serve in that capacity for the 2003 fiscal year. The Audit
Committee has been advised that no member of Schauer, Taylor, Cox, Vise, and Morgan, P.C., or any of its associates, have any financial interest in the Company or the Bank. A representative of Schauer, Taylor, Cox & Vise, and Morgan, P.C. will be available at the Annual Meeting, to respond to questions and to make a statement on behalf of the independent public accountants.

     Audit Fees. The aggregate fees billed by Schauer, Taylor, Cox, Vise and Morgan, P.C. for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2002, the performance of the quarterly internal audits, and the review of the financial statements included in the Company's Forms 10-QSB for that year were $55,655.

     Financial Information Systems Design and Implementation Fees. During 2002, Schauer, Taylor, Cox, Vise and Morgan, P.C. did not perform any services with regard to financial information systems design and implementation.

     All Other Fees. The aggregate fees for non-audit services provided by Schauer, Taylor, Cox, Vise and Morgan, P.C., during the fiscal year ending December 31, 2002, were $30,255.



                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Bank Stock Index, for the five-year period commencing December 31, 1997, and ending on December 31, 2002. The Company's Common Stock is not traded on a securities exchange or, otherwise, actively traded. Therefore, the total shareholder return, as computed below, is based only on stock trades known to the Company during such periods.

                       FIVE-YEAR CUMULATIVE TOTAL RETURNS*
     comparison of appalachian bancshares, Inc., nasdaq stock market index, and nasdaq bank STOCK index, as of December 31

                                [OBJECT OMITTED]

* Assumes $100 invested on December 31, 1997, in the Company's Common Stock and above noted indexes. Cumulative total returns include the values of the Company's Common Stock and the Indexes, as of December 31 of each year, as well as the reinvestment of dividends. Computation of the total shareholder return on the Company's Common Stock includes a two-for-one share split of the Company's Common Stock, in the form of a common stock dividend, in each of 1998 and 2000.

                                                                       Cumulative Total Return
                                                 ------------------------------------------------------------------
                                                   1997         1998        1999        2000       2001        2002
                                                 ---------    --------    --------    --------   --------    ------
Appalachian Bancshares, Inc.................        100          405         395       1,134       1,185      1,215
Nasdaq Stock Market Index ..................        100          141         261         157         125         86
Nasdaq Bank Stock Index.....................        100           99          96         109         118        121



                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

     The Company is authorized to issue up to 20,000,000 shares of Common Stock. At April 11, 2003, the Company had 3,271,376 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on April 12, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership, as of April 11, 2003, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (b) each of the Company's directors, (c) the Company's executive officers and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.


                                                                                        Amount and
                                                                                          Nature
                                                                                       of Beneficial    Percent of
Name of Beneficial Owner                                                                Ownership(1)     Class (2)
------------------------------------------------------------------------------        ---------------   -----------

Appalachian Bancshares, Inc. Employees' Savings and Profit Sharing Plan.......          230,248             7.04%
Virginia Cochran..............................................................           14,700                *
Alan S. Dover.................................................................           87,200             2.64
Charles A. Edmondson .........................................................          109,000             3.33

                                       8

Roger E. Futch ...............................................................           98,786             3.02
Joseph C. Hensley ............................................................           98,000             2.96
Frank E. Jones ...............................................................           70,000             2.12
J. Ronald Knight .............................................................          136,610             4.13
Alan May......................................................................            9,860                *
Tracy R. Newton...............................................................          173,172             5.13
P. Joe Sisson ................................................................          109,014             3.33
Kenneth D. Warren.............................................................          138,800             4.21
     All directors and executive officers as a group (11 persons).............        1,045,142            31.95

*    Less than 1% of the outstanding shares

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes the aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before June 10, 2003 (60 days from April ___, 2003), through the exercise of options granted under the Directors' Non-Qualified Stock Option Plan or the Employee Stock Incentive Plan. See "Stock Option Grants and Related Information."

(2) The percentages for those parties holding presently exercisable options are based upon the sum of 3,271,376 shares plus the number of shares subject to presently exercisable options held by them. The number of shares underlying options that may be exercised on or before June 10, 2003 (60 days from April 11, 2003) is as follows: (i) Mr. Newton - 130,500 shares; (ii) Mr. Hensley - 44,000 shares; (iii) Mr. Sisson - 26,400 shares; (iv) Mr. May - 8,000 shares; (vi) Ms. Cochran - 8,000 shares; (vii) each of the Company's directors (with the exception of Messrs. Newton, Sisson and Hensley) - 35,200 shares; and (viii) all directors and executive officers as a group (eleven persons) - 428,100 shares.

(3) The Appalachian Bancshares, Inc. Employees' Savings and Profit Sharing Plan is a defined contribution 401(k) Employee Stock Ownership Plan established for the exclusive benefit of eligible employees of the Company and its subsidiaries (the "401(k) Plan"). The Company, as Trustee of the Plan, has the sole power to vote, or direct the vote of, _________ shares of Common Stock held by the Plan. Similarly, the Company, as Trustee of the Plan, has the sole power to dispose of, or direct the disposition of, __________ shares of Common Stock. Consequently, under the Plan, the Company's Board of Directors has the sole power to vote and dispose of, or direct the vote and disposition of, the shares of Common Stock held by the Plan. A majority vote of the Board of Directors, where a quorum is present, is required to exercise these powers. The address of the Plan is Box G, 829 Industrial Boulevard, Ellijay, Georgia 30540.

(4) Includes 7,400 shares held by Mr. Futch's spouse, as to which Mr. Futch disclaims beneficial ownership, and 6,500 shares held by Mr. Futch and his spouse as custodians for minor grandchildren, as to which Mr. Futch disclaims beneficial ownership.

(5) Includes 5,960 shares held by Mr. Knight's spouse, as to which Mr. Knight disclaims beneficial ownership.

(6) Includes 914 shares held by Mr. May's spouse, as to which Mr. May disclaims beneficial ownership.

(7) Includes 13,122 shares held by Mr. Sisson's spouse as to which Mr. Sisson disclaims beneficial ownership.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for Tracy R. Newton, the Company's President, Chief Executive Officer and Chief Operating Officer, Alan
R. May, the Company's Chief Financial Officer, and Virginia C. Cochran, the Bank's Chief Lending Officer (these individuals are referred to collectively as the "named executive officers"). No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 2002.


                           Summary Compensation Table
                                                                                                   Long-Term
                                                                                                 Compensation
                                                            Annual Compensation (1)                 Awards
                                                 --------------------------------------------    ------------
                                                                                                  Securities
                                       Fiscal                                   Other Annual      Underlying      All Other
Name and Principal Position             Year     Salary (2)         Bonus       Compensation      Options (#)   Compensation
-----------------------------------   --------   ------------    ------------   -------------    ------------   -------------
Tracy R. Newton...............        2002       $153,462          $58,588        $18,000(3)            0          $35,796(4)
  President, Chief Executive          2001       $143,461          $63,084         18,000(3)            0           34,275(4)
  Officer and Treasurer               2000        117,531           58,262         15,000(3)            0           31,795(4)

Alan R. May...................        2002       $107,423          $28,882         $6,900(5)            0          $27,806(6)
  Chief Financial Officer             2001         71,961           20,000         13,600(5)       10,000           23,116(6)
                                      2000         69,856                0          3,600(5)            0           19,236(6)

Virginia T. Cochran...........        2002        $89,841          $11,553              0               0          $24,634(7)
  Chief Lending Officer of            2001         81,961           10,000              0          10,000           18,591(7)
  the Bank                            2000         60,480                0              0               0           14,790(7)


(1) Information regarding certain perquisites and other personal benefits has been omitted because the aggregate values of such items do not meet the minimum amount required for disclosure under the rules and regulations of the Commission.

(2) Includes deferred contributions made at the individual's election pursuant to the Company's 401(k) Plan. (3) Directors' fees paid for service on the Boards of Directors of the Company and the Bank. (4) Includes (i) contributions by the Bank of $16,907 in 2000, $16,524 in 2001 and $16,965 in 2002 under the 401(k) Plan, (ii) matching contributions by the Bank of $2,996 in 2000, $3,475 in 2001, and $4,416 in 2002 pursuant to the 401(k)
     Plan, and (iii) health insurance premiums paid by the Bank of $11,892 in 2000, $14,276 in 2001 and $14,415 in 2002.

(5) Includes (i) Board Secretary's fees of $3,600 paid in 2000 and 2001, and $5,400 paid in 2002, (ii) $10,000 in consulting fees paid in 2001 in connection with work done for Appalachian Information Management, Inc., and
     (iii) $1,500 paid in 2002 for services on the [Advisory Board of the Bank].

                                       10

(6) Includes (i) contributions by the Bank of $7,420 in 2000, $8,157 in 2001 and $10,905 in 2002 under the 401(k) Plan, (ii) matching contributions by the Bank of $2,321 in 2000, $3,059 in 2001, and $3,841 in 2002 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by Gilmer County Bank in the amount of $9,495 in 2000, $11,900 in 2001, and $13,060 in 2002.

(7) Includes (i) contributions by the Bank of $5,801 in 2000, $7,357 in 2001, and $8,111 in 2002 under the 401(k) Plan, (ii) matching contributions by the Bank of $1,814 in 2000, $2,759 in 2001, and $3,042 in 2002 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by the Bank of $7,175 in 2000, $8,475 in 2001, and $13,481 in 2002.

Stock Option Grants and Related Information

     [During the fiscal year ended December 31, 2002, there were no grants of options to purchase shares of Common Stock to the named executive officers].

     The following table sets forth information with respect to the named executive officers concerning options exercised in 2002 and unexercised options held as of the end of the fiscal year.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                                       Number of Securities
                                                                      Underlying Unexercised         Value of Unexercised In-the-
                                                                            Options at                     Money Options at
                                                                         Fiscal Year-End (#) (1)              Fiscal Year-End ($)
                                                                                                                 (2)
                                                                ----------------------------------- -------------------------------
                             Shares Acquired
                                   on               Value
Name                          Exercise (#)     Realized ($)(3)     Exercisable      Unexercisable    Exercisable    Unexercisable
----                          ------------     --------------      -----------      -------------    -----------    -------------
Tracy R. Newton..............     25,000           275,000            105,500                 0        1,582,500               0

Alan R. May..................          0                 0              8,000            12,000          120,000         180,000

Virginia C. Cochran..........          0                 0              8,000            12,000          120,000         180,000


(1) The options vest and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2)  Dollar  values  calculated  by  determining  the  difference   between  the
     estimated fair market value of the Company's Common Stock on December 31, 2002 ($15.00) and the exercise price of such options.

(3) Value calculated by determining the difference between the estimated fair market value of the Company's Common Stock on the date of exercise and the exercise price of such options.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2002, only the following individuals served as a member of the Compensation Committee of the Board of
Directors: [Roger E. Futch, Joseph C. Hensley, J. Ronald Knight, and Kenneth D. Warren]. During the same period, of these individuals, only Mr. Hensley, who has served as the Assistant Secretary of the Company since 1996 and as the Assistant Secretary of the Bank since 1994, served as an officer or an employee of either the Company or the Bank. [Other than Mr. Hensley, none of these individuals has previously served as an officer or an employee of either the Company or the Bank. Further, none of these individuals was or is to be a party in any transactions, or any series of similar transactions, with the Company in which the amount involved exceeds $60,000 and in which any of these individuals had, or will have, a direct or indirect material interest, as would otherwise be required to be disclosed in accordance with the rules and regulations of the SEC. Finally, no executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors; no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors; and no executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.]

Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements

     Separation Agreement with Kent W. Sanford. As previously disclosed in the Company's Form 8-K, filed with the SEC on January 15, 2002, the Company and the Bank, on January 11, 2002, entered into a Separation, Settlement and Non-Competition Agreement (the "Agreement") with Kent W. Sanford, former
Executive Vice President and member of the Board of Directors of both the Company and the Bank. The Company and Mr. Sanford entered into the Agreement for the purposes of limiting possible competition by Mr. Sanford with the Company as a result of Mr. Sanford's resignation as an employee and as a member of the Boards of Directors of the Company and the Bank, and to provide a full and final settlement of any and all claims arising out of, or related to, these relationships, including Mr. Sanford's resignation. A copy of the Agreement was filed with the Company's Form 8-K filed on January 15, 2002, and an overview of its terms follows.

     Under the terms of the Agreement, Mr. Sanford agreed that, for the period of two years from the date of the Agreement, he would not seek or accept a "competitive position" in the geographic area of Gilmer, Fannin and Union Counties, Georgia with any individual or entity engaged in the business of banking, which includes lending and mortgage brokerage activities, and other financial activities and services that, under Georgia law, are reserved to financial institutions. In addition, for the two-year period from the date of the Agreement, Mr. Sanford may not solicit, individually or on behalf of another, with the intent to offer products or services competitive with those offered by the Company, any customer of the Company with whom Mr. Sanford actually dealt or whose dealings with the Company he supervised. During the same time period, Mr. Sanford may not solicit or encourage employees of the Company, with whom Mr. Sanford actually dealt or whose employment he supervised, to leave the Company.

     In consideration of Mr. Sanford's agreement to, and continuing compliance with, the terms and conditions of the Agreement, the Company paid Mr. Sanford $44,363.52 upon execution of the Agreement ($21,363.52 of which was for accrued leave and vacation days owed by the Company to Mr. Sanford), and will pay Mr. Sanford twenty-three (23) monthly payments of $4,000, beginning February 15, 2002, and a payment of $50,000, payable on January 15, 2004. In addition, the Company agreed to fully vest the unvested portions of Mr. Sanford's unexercised options to purchase shares of Common Stock. The Company further agreed that, in the event Mr. Sanford chooses to exercise his stock options and he requires a loan to do so, the Company will lend sufficient funds for Mr. Sanford to exercise his stock options at its prime lending rate, minus .25%, to be determined as of each anniversary date of the loan; provided, however, that Mr. Sanford shall execute all necessary loan documentation and provide adequate security for such loan. Finally, the Company agreed to transfer to Mr. Sanford its title and interest to an automobile, which it previously provided for Mr. Sanford's business use.

     The Agreement is full, final and complete settlement of all claims which may relate to or arise from Mr. Sanford's employment, or his dealings or affiliation with the Company. Mr. Sanford has released the Company from any such claims. Similarly, Mr. Sanford accepted the Agreement as total accord, settlement and satisfaction of any and all claims he had or may have against the Company arising under federal, state or local laws.

     1997 Employee Stock Incentive Plan. Pursuant to the terms of the 1997 Employee Stock Incentive Plan (the "Plan"), the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. "Change in control" and "corporate transactions" are defined in the Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company's outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company's assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which [Ms. Cochran and] Messrs. Newton, Sanford and May were granted options contain these acceleration provisions. See "Stock Option Grants and Related Information."

Director Compensation

     The same individuals who served as directors of the Company also served as directors of the Bank during the fiscal year ended December 31, 2002. In 2002, Ronald Knight, the Chairman of the Company's Board of Directors, was paid an aggregate of $22,102, and Mr. Newton was paid an aggregate of $18,000. The other members of the Board of Directors were paid an aggregate for their services as follows: Alan Dover, $20,802; Charles Edmondson, $26,252; Roger Futch, $30,252 (which includes $1,400 for services as a director of Appalachian Information Management, Inc.); Joe Hensley, $26,702; Frank Jones $28,502, Joe Sisson $28,102; and Kenneth Warren, $21,752. Each outside director is paid a fee of $50 for each committee meeting attended. In addition, the Company reimburses directors for travel and expenses incurred by them in connection with their service on the Boards of the Company and the Bank.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 2001, the Bank entered into a lease agreement with Appalachian Investment Group ("AIG") for the property on which the Bank's Blue Ridge Branch office is located (the "Lease Agreement"). AIG's partners include Charles A. Edmondson and P. Joe Sisson, directors of the both the Company and the Bank The Lease Agreement has an initial term of two years and includes a twenty-four month renewal term. During the initial term of the Lease Agreement the Bank is obligated to pay AIG annual rent in the sum of $30,000, which sum is payable in equal monthly installments of $2,500. If the Bank exercises its renewal option, the total annual rent during the option period increases to $33,000 annually. The Lease Agreement contains standard commercial net-lease provisions, including, provisions for care and repair of the premises and insurance. The Lease Agreement was approved by a majority of the disinterested directors of the Bank.

     Certain of the directors and executive officers of the Company, members of their families and companies, or firms with which they are associated, were customers of, and had banking transactions with, the Bank, in the ordinary course of business during fiscal year 2002, and such transactions are expected to continue in the future. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2002. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $7,790,052 at December 31, 2002.

                     AMENDMENTS TO ARTICLES OF INCORPORATION
                     (Proposal No. 2 through Proposal No. 7)

     The Board of Directors of the Company (the "Board of Directors" or "Board") has unanimously approved each of the proposed amendments to the Company's Articles of Incorporation (as previously amended and restated, the "Articles"), as described below (collectively, the "Proposed Amendments" and, individually, a "Proposed Amendment"), having determined that the Proposed Amendments, individually and collectively, are advisable and in the best interests of the Company and its shareholders. The Proposed Amendments are set forth, in full text, as Article IV through Article IX of the proposed form of the Amended and Restated Articles of Incorporation (the "Proposed Restated Articles"), contained in this Proxy Statement as Exhibit B and incorporated herein by reference.

     If all of the Proposed Amendments are approved by the shareholders, all of the Proposed Amendments will be set forth as reflected in the Proposed Restated Articles. If all of the Proposed Amendments are not approved by the
shareholders,   only  those  Proposed  Amendments  which  are  approved  by  the shareholders will be included in the Articles (as thereafter amended and restated to include those Proposed Amendments that are approved). The Company believes that its officers and directors will vote shares of Common Stock owned by each of them in favor of all of the Proposed Amendments, but it has not polled its officers and directors about this matter; therefore, no assurances can be given in this regard.

     Although the Board of Directors has determined that the Proposed Amendments are advisable and in the best interest of the Company and its shareholders, the adoption of any of the Proposed Amendments could have a significant effect on proposed mergers, tender offers, acquisitions, or assumptions of control that may be opposed by the Board of Directors and may render such transactions more difficult, even if beneficial to some or all shareholders. Accordingly, before voting, shareholders are urged to carefully read the following sections of this Proxy Statement which describe the Proposed Amendments and their purposes and effects. However, the following descriptions and discussions do not purport to be complete and are qualified in their entirety by the full text of the Proposed Amendments, as set forth in Article IV through Article IX of the Proposed Restated Articles, contained in Exhibit B of this Proxy Statement and incorporated herein by reference.

The Proposed Amendments

     General. The Proposed Amendments would amend the Articles to (i) authorize the Company to issue up to 20,000,000 shares of preferred stock, in such series, and containing such preferences, limitations and relative rights, as shall be determined by the Board of Directors and, therefore, sometimes referred to as "blank check" preferred stock (see, Proposal No. 2, below); (ii) amend the Articles to provide for directors to be divided into three (3) classes, with the classes to serve "staggered" terms of three (3) years each (see, Proposal No. 3, below); (iii) amend the Articles to provide that directors can be removed only for cause, by the affirmative vote of the holders of two-thirds of the issued and outstanding shares entitled to vote thereon, or by two-thirds of the Board for certain enumerated matters (see, Proposal No. 4, below); (iv) amend the Articles to authorize the Board of Directors also to consider (in addition to the effects of any transaction on the Company and its shareholders) the interests of employees, customers, suppliers, and creditors of the Company and its subsidiaries, as well as the communities in which the Company and its subsidiaries are located (collectively, the "constituencies"), and any other factors and interests the Board considers to be relevant, when evaluating a transaction (see, Proposal No. 5, below); (v) amend the Articles to require the affirmative vote of the holders of two-thirds of the issued and outstanding shares entitled to vote thereon to amend certain of the Articles and the Bylaws, or two-thirds of the Board to amend the Bylaws (see, Proposal No. 6, below); and (vi) amend the Articles to enact a provision to govern potential business combination transactions with interested shareholders (see, Proposal No. 7, below).

     Purpose and Effect of the Proposed Amendments. A principal purpose of the Proposed Amendments is to supplement and strengthen existing provisions of the Articles and Bylaws and to discourage certain types of transactions, which involve an actual or threatened change of control of the Company, that the Board believes are not in the Company's best interests. These provisions are intended to make any change in the control of the Company more difficult and time-consuming and, thereby, encourage potential acquirors to negotiate with the Board, prior to commencing any takeover of the Company. The Proposed Amendments would reduce the vulnerability of the Company to an unsolicited proposal for the takeover of the Company that is (i) unfair in that it does not contemplate the acquisition of all of the outstanding shares or (ii) at a price that is unfair or under conditions that are unfair to the Company's shareholders. The Board believes that, as a general rule, such unsolicited proposals are not in the best interests of the Company and its shareholders, because (i) in cases where a potential acquiror seeks to acquire less than all shares of a company, the acquiror will often pay a premium for a controlling interest in the company, without affording all shareholders the opportunity to receive the same economic benefits; for instance, an acquiror may seek to pay cash to acquire a controlling interest and then to pay remaining shareholders a lower price than paid for the acquisition of control or to pay for such shares in a less desirable form, (ii) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices, and (iii) a non-negotiated takeover may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions. If such provisions are approved, the Board could reject a transaction that it deems not in the Company's best interest, even if supported by some or all of the shareholders and even if some or all shareholders are offered a premium for their shares over then current market value or over their cost basis in such shares.

     The Proposed Amendments are also intended to discourage accumulations of substantial blocks of the Company's stock and "surprise'" takeovers and to provide management and the Board with sufficient time and information to properly evaluate takeover or business combination proposals. The Proposed Amendments should also promote conditions that are conducive to the continuity and stability of the Company and its management and policies.

     The Board believes that it is in a better position to negotiate effectively on behalf of all shareholders, than the individual shareholders of the Company would be, because the Board is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company. Accordingly, the Board is of the view that negotiations between the Board and a potential acquiror would increase the likelihood that all shareholders would receive the best possible price for their shares from an acquiror desiring to obtain control of the Company.

     Possible Disadvantages of the Proposed Amendments and Other Considerations. The Proposed Amendments, if adopted, may make more difficult or discourage a proxy contest, an assumption of control of the Company or the consummation of a business combination by a holder of a substantial block of the Company's stock. Adoption of the Proposed Amendments, also, may make more difficult the removal of the incumbent Board or the enlargement of the Board and, thus, could increase the likelihood that incumbent directors will retain their position. If adopted, the Proposed Amendments also could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and some or all of the shareholders, and could discourage offers by third parties that may be at a significant premium to then-current market value of the Company's Common Stock. Nevertheless, the Board believes that the benefits of enhancing its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over, or restructure, the Company outweigh the disadvantages of discouraging such proposals.

     The Proposed Amendments are not being submitted in response to any specific effort, of which the Board is aware, to accumulate the Company's Common Stock or to obtain control of the Company. The Board believes, however, that it is desirable for the shareholders to adopt the Proposed Amendments at this time, to provide the Company with a degree of flexibility in negotiations, should such efforts occur in the future.

     The Board believes that the Proposed Amendments will have no material adverse effect on the present market value of the Company's Common Stock. Since the 1980's, companies throughout the United States have adopted provisions in their articles of incorporation and bylaws, similar to the Proposed Amendments. As a result, the Board believes that, generally, shareholders are accustomed to the adoption of such provisions, by companies in which they own equity interests. The Board believes that the Company's shareholders and the communities in which the Company does business (which communities, generally, constitute the market area for its Common Stock) will not consider the Proposed Amendments, if adopted, to negatively impact the value of their ownership interests in the Company.




                                 PROPOSAL NO. 2

             AMENDMENT OF ARTICLES TO AUTHORIZE THE COMPANY TO ISSUE
                          "BLANK CHECK" PREFERRED STOCK

  [For the full text of thisProposed Amendment, see Article IV of the Proposed
       Restated Articles, Attached to this Proxy Statement as Exhibit B]


     The Board of Directors proposes that the shareholders adopt, as an amendment to the Articles, Article IV of the Proposed Restated Articles, as set forth in Exhibit B to this Proxy Statement. Article IV, as proposed, authorizes the Company to issue up to 20,000,000 shares of preferred stock, in such series, and containing such preferences, limitations and relative rights, as shall be determined by the Board of Directors. This type of preferred stock, because of the ability of the Board of Directors to determine the terms of the preferred stock, without further shareholder approval, is sometimes referred to as "blank check" preferred stock.

     Further, this type of provision, if contained in a company's articles of incorporation, provides anti-takeover protection for the company, by permitting its board of directors to quickly issue, in one or more series, shares of the company's preferred stock, with such rights, preferences, limitations, etc., as it shall determine (without having to obtain additional shareholder approval, hence, a "blank check"). It, therefore, because of this quick-issue, "blank-check" ability, becomes more difficult for a hostile acquiror to effect a change of control of a company through the acquisition of a large block of the company's common stock.

     Issuance  of  preferred   stock  by  the  Company   could,   under  certain
circumstances, discourage or make more difficult an attempt by a person or organization to gain control of the Company by tender offer or proxy contest, or to consummate a merger or consolidation with the Company after acquiring control, and to remove incumbent management, even if such transactions were favorable to the Company's stockholders. Thus, it could benefit present management by helping them to retain their positions. Shares of preferred stock could possess voting or conversion rights which would have that effect, especially if the shares were issued in a private placement to a party or parties sympathetic to management and opposed to any attempt to gain control of the company. Also, opportunities may arise that require prompt action, such as properties or businesses becoming available for acquisition or favorable market conditions existing for the sale of a particular type of preferred stock. Preferred stock eliminates the delay and expense of seeking stockholder approval at the time of the issuance of such stock, thereby enabling the company and its stockholders to effectively benefit from such an opportunity.

     In addition to the foregoing benefits, preferred stock also provides a company with the flexibility necessary for possible future financing transactions, acquisitions, employee benefit plans, and other corporate purposes; preferred stock is particularly useful since the board of directors of the company will be able to choose the exact terms of the class or series of preferred stock at the time of issuance to respond to investor preferences, developments in types of preferred stock, market conditions, as well as the nature of the specific transaction, without requiring additional shareholder approval. In addition, it may be advantageous in some cases to pay to certain investors dividends on equity instead of interest on debt. Preferred stock allows a company to offer equity that is potentially far less dilutive of the relative equity value of the holders of its common stock than would be the case if additional shares of its common stock were issued, and preferred stock can be subject to redemption, which also limits dilution.

     Certain fundamental corporate matters requiring shareholder approval (such as mergers, consolidations, sales of assets and future amendments to a company's certificate of incorporation) may require the separate approval of each class of the company's capital stock, including the additional class (or in some cases each series of that class) of preferred stock before any action can be taken by the company. In addition, the existence of the company's preferred stock does not, by itself, have any effect on the rights of holders of the company's common stock. However, the issuance of one or more series of preferred stock in the future could affect the holders of a company's common stock in a number of respects, including the following: (i) the issuance of preferred stock will probably subordinate the common stock to the preferred stock in terms of dividend and liquidation rights, since preferred stock typically entitles its holder to satisfaction in full of specified dividend and liquidation rights before any payment of dividends or distribution of assets on liquidation is made on common stock; (ii) if voting or conversion rights are granted to the holders of preferred stock, the voting power of the common stock (including stock held by any persons who may be seeking to obtain control of the company) will be diluted; and (iii) the issuance of preferred stock may result in a dilution of earnings per share of the present common stock.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of the Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

     The Board of Directors recommends that shareholders vote "FOR" this Proposal No. 2. Unless a vote against or abstention is indicated on a proxy, the proxy will be voted "FOR" the Proposal.


                                 PROPOSAL NO. 3

      AMENDMENT OF THE ARTICLES TO CREATE A "STAGGERED" BOARD OF DIRECTORS

  [For the full text of this Proposed Amendment, see Article V of the Proposed
       Restated Articles, attached to this Proxy Statement as Exhibit B]

     The Board of Directors proposes that the shareholders adopt, as an amendment to the Company's Articles, Amendment V of the Proposed Restated
Articles, as contained in Exhibit B to this Proxy Statement. Article V, as proposed, provides that the directors of the Company be divided into three (3) classes (i.e., Class I, Class II, and Class III), and, thereafter, beginning with the Company's annual meeting of shareholders in 2004, one class of directors will be elected each year to serve a three-year term.

     The Company's Bylaws currently provide that the number of directors be set by the Board of Directors, at a number between four (4) and twenty-five (25), which number may be increased or decreased (as the case may be) by the Board, such increase or decrease not to exceed two (2) directors in any one year. Further, the Bylaws currently provide that any vacancy in the membership of the Board of Directors, however caused, including new directorships created by the Board, may be filled for the unexpired term by the majority vote of the Board of Directors. If Proposal No. 3 is adopted by the shareholders, the Board of Directors (currently nine (9) members) would be divided evenly into three (3) classes with each class of directors serving a "staggered" term (hence, a "staggered Board"), beginning with this Annual Meeting.

     A staggered Board will make it more difficult for a third party to effect a change in control of the Company, through an acquisition of a large block of the Company's stock, because only one class of directors is up for election at each annual meeting of the Company's shareholders. However, a staggered board of directors may impede changes to the Company's existing Board, which management or the shareholders might deem advisable in the future. Also, under Georgia law, if a company has a staggered board of directors, each director may be removed from office, only for cause, unless the articles of incorporation of such company provide otherwise. A discussion regarding the removal of directors of the Company is contained below under Proposal No. 4.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of the Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the Proposal.

The Board of Directors recommends that shareholders vote "FOR" this Proposal No.
3. Unless a vote against, or an abstention, is indicated on a proxy, the proxy will be voted "FOR" the Proposal.

                                 PROPOSAL NO. 4

         AMENDMENT OF ARTICLES TO PROVIDE FOR REMOVAL OF DIRECTORS ONLY
        "FOR CAUSE" UPON APPROVAL OF HOLDERS OF TWO-THIRDS OF OUTSTANDING
              SHARES ENTITLED TO VOTE THEREON OR TWO-THIRDS OF THE
                               BOARD OF DIRECTORS

 [For the full text of this Proposed Amendment, see Article VI of the Proposed
       Restated Articles, attached to this Proxy Statement as Exhibit B.]


     The Board of Directors proposes and recommends that the shareholders adopt, as an amendment to the Articles, Article VI of the Proposed Restated Articles, contained in Exhibit B to this Proxy Statement. Article VI, as proposed, provides that any director (or the entire board of directors) may be removed only "for cause", upon the approval of the holders of two-thirds (2/3) of the outstanding shares entitled to vote thereon or upon the approval of two-thirds (2/3) of the members of the Board of Directors, as currently provided by the Company's Bylaws. The Company's Articles and Bylaws currently provide that the holders of a majority of the issued and outstanding Common Stock can remove a director "with or without cause" and, further, that the Board of Directors can remove a director "for cause", upon the occurrence of certain enumerated acts.

     This Proposal No. 4 is designed to prevent a significant shareholder from avoiding Board scrutiny of a proposed business combination, by merely removing directors with conflicting views. This proposal is similar to Proposal 5, also being considered at the Annual Meeting, which requires a two-thirds (2/3) vote to amend the Articles or Bylaws (see discussion under Proposal No. 5, below). Both proposals are designed to ensure the effective use of the other protective measures, afforded to the Company by the Proposed Amendments. This Proposed Amendment would encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. This Proposed Amendment would make it more difficult for the shareholders to remove a member of the Board of Directors than to elect one.

     The addition of the "for cause" requirement to remove a director means that the shareholders must have an expressed and significant reason in order to seek the removal of the director. These reasons could include, but would not be limited to, finding that the director committed some action harmful to the Company or committed a crime or some action involving fraud, dishonesty, gross negligence, willful misconduct, or moral turpitude.

     The potential disadvantage of this Proposed Amendment is that, outside of the context of an unsolicited acquisition attempt, it may serve as an impediment to a legitimate need to remove a director. Under the Proposed Amendment, a director, during his or her 3-year term, could retain his or her position on the Board of Directors, despite the fact that the holders of a majority of the outstanding shares may support his or her removal.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

The Board of Directors recommends that shareholders vote "FOR" this Proposal No.
4. Unless a vote against, or an abstention, is indicated on a proxy, the proxy will be voted "FOR" the Proposal.

                                 PROPOSAL NO. 5

                       AMENDMENT OF ARTICLES TO AUTHORIZE
                 BOARD OF DIRECTORS TO CONSIDER "CONSTITUENCIES"

 [For the full text of this Proposed Amendment, see Article VII of the Proposed
       Restated Articles, attached to this Proxy Statement as Exhibit B.]

     The Board of Directors proposes and recommends that the shareholders adopt, as an amendment to the Articles, Article VII of the Proposed Restated Articles, as attached to the Proxy Statement as Exhibit B. Article VII, as proposed, permits the Board to consider factors, in addition to the effects of any transaction on the Company and its shareholders, including the Company's "constituencies" (defined below).

     Under Georgia law, the directors of a corporation are required to discharge their duties in good faith and with that degree of diligence, care and skill that ordinarily prudent men would exercise under similar circumstances in like positions, whether in accepting or rejecting a solicitation offer or pursuing other alternatives or defenses. The provisions of a company's articles of incorporation and bylaws guide directors in discharging their duties. Actions taken by directors in accordance with their fiduciary duties will generally be afforded the protections of the "business judgment rule". Historically, in the takeover context, the duty of a board of directors is to endeavor to achieve the best possible result for the company's shareholders.

     Often, directors of a company may believe that their duties translate into a duty to maximize the monetary gain of the shareholders, although this is not a requirement under Georgia law. Further, a focus on price is sometimes criticized, because it may ignore other relevant factors. To define more fully those factors that the directors may consider, in order to determine in good faith, in the exercise of their "business judgment", their response to a tender offer or similar proposal, this Proposed Amendment (the "Business Judgment Amendment") has been submitted for shareholder approval.

     Generally, in a transaction in which an acquiror must negotiate with the Board, the Board may take account of the underlying and long-term values of the Company's business, the possibilities for more favorable terms, anticipated favorable developments in the Company's business not yet reflected in the stock price and equal treatment of all shareholders. However, if the shareholders adopt the proposed amendment, the Board of Directors would be expressly authorized, but not required, to consider other factors when deciding what is in the best interests of the Company and its shareholders. This expanded "business judgment" could be utilized by the Board when deciding whether to accept, reject, or investigate a proposal or offer for the Company or its securities. These factors could include, without limitation, the interests of the employees, customers, suppliers and creditors of the Company and its subsidiaries, the communities in which offices of the Company and its subsidiaries are located (the foregoing referred to sometimes, collectively, as the Company's "constituencies") and all other factors which the Board considers appropriate. Additional factors could include, but would not be limited to, factors such as the adequacy of the purchase price, compared not only to then-current market price, but also to the directors' estimates of the future value of the Company, and the short-term and long-term interests of the Company, including the possibility that the best interests of the Company may be served by remaining independent from any other entity.

     By approving this Proposal No. 5, the shareholders would make it explicit to potential acquirors that the Board may consider, among other factors, the foregoing "constituencies" when negotiating with a potential acquiror.

     The Business Judgment Amendment could deter offers made directly to the shareholders or the Company or result in the Board of Directors rejecting an offer or transaction that would provide shareholders a premium on their investment. The adoption of the Business Judgment Amendment could result in the Board of Directors justifying the rejection of business combination proposals, considered favorable by the shareholders, on the grounds that the "other factors considered" outweigh the short-term profit potential of the acquisition proposal. On the other hand, this proposal frees the Board to consider a broad range of criteria when carrying out their duties to the Company and its shareholders, rather than being constrained by shareholder monetary benefit. The Board believes that the Company and the shareholders are best served by a full consideration of a broader spectrum of ramifications on the Company's business, rather than restricting the scope of the Board's inquiry.

     The Board of Directors also believes that adoption of the Business Judgment Amendment may create an attitude of confidence on the part of its employees and customers which will be of immediate benefit to the Company. In the opinion of the Board of Directors, approval of the Business Judgment Amendment will strengthen its position in dealing with the Company's business. Another effect of the proposed Business Judgment Amendment may be to dissuade shareholders from engaging the Company in costly litigation when such shareholders are displeased with Board action. Such litigation might require significant management time, and, for example, might otherwise involve an allegation by a shareholder that the Board of Directors breached an obligation to shareholders, by not limiting its evaluation of a takeover bid to the value of the consideration being offered in relation to then market price.

     Litigation could be deterred because the Business Judgment Amendment, by broadening the range of factors the Board of Directors may consider when evaluating a proposal, reduces the number of issues upon which a shareholder is likely to be successful in a lawsuit alleging that the Board of Directors violated its duties. The Board of Directors believes that the Business Judgment Amendment would not deter legitimate shareholder lawsuits, but instead would only deter lawsuits where the only issue is the price of an offer or similar transaction.

     Another effect of the Proposed Amendment may be to discourage, in advance, a tender offer or other proposal. The Business Judgment Amendment would not make a tender offer or similar transaction regarded by the Board of Directors as being in the best interests of the Company more difficult to accomplish. However, it would permit the Board of Directors to determine that a proposed transaction was not in the best interests of the Company (and thus to oppose it) on the basis of the various factors deemed relevant. In some cases, such opposition by the Board of Directors might have the effect of maintaining the position of incumbent management.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

The Board of Directors recommends that shareholders vote "FOR" this Proposal No.
5. Unless a vote against or an abstention is indicated on a proxy, this proxy will be voted For the proposal.

                                 PROPOSAL NO. 6

AMENDMENT TO ARTICLES TO REQUIRE VOTE OF HOLDERS OF TWO-THIRDS OF THE ISSUED AND
 OUTSTANDING SHARES TO AMEND ARTICLES AND BYLAWS, OR TWO-THIRDS OF DIRECTORS TO
                                  AMEND BYLAWS

[For the full text of this Proposed Amendment, see Article VIII of the Proposed
       Restated Articles, attached to this Proxy Statement as Exhibit B.]

     The Board of Directors proposes and recommends that the shareholders of the Company adopt, as an amendment to the Articles, Article VIII of the Proposed Restated Articles, as set forth in Exhibit B to this Proxy Statement. Article VIII, as proposed, provides that the neither the Articles nor the Bylaws of the Company can be amended by the shareholders without the affirmative vote the holders of two-thirds (2/3) of the shares issued and outstanding and entitled to vote thereon, except for provisions relating to increasing the number of authorized shares of common and preferred stock of the Company, and, further, that the Bylaws cannot be amended by the Board of Directors, except upon the affirmative vote of at least two-thirds (2/3) of the directors. The Georgia law provides that, unless the articles of incorporation of a company provide otherwise, the articles and the bylaws can be amended by the affirmative vote of the holders of a majority of the company's shares which are issued and outstanding. This Proposed Amendment would protect defensive measures included in the Articles or Bylaws, including those proposed for shareholder approval at the Annual Meeting, by making more difficult future amendments to the Articles or the Bylaws that could result in the deletion or revision of such defensive measures.

     This Proposal No. 6, however, could allow the holders of 33.4% of the outstanding capital stock to exercise an effective veto over a proposed future amendment to the Articles or the Bylaws, despite the fact that the holders of 66.6% of the shares favor the future amendment. However, the Board believes that the protection gained by implementing Proposal No. 6 would outweigh this potential disadvantage, because, without the implementation of this Proposed Amendment, a potential hostile acquiror could effectively overturn all protective aspects of the Articles and the Bylaws, merely by obtaining 51% of the outstanding shares entitled to vote thereon.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

     The Board of Directors recommends that the shareholders vote "FOR" this Proposal No. 6. Unless a vote against or an abstention is indicated on a proxy, the proxy will be voted "FOR" the Proposal.

                                 PROPOSAL NO. 7

      AMENDMENT TO ARTICLES OF INCORPORATION TO REQUIRE PRIOR APPROVAL OF THREE-FOURTHS (3/4) OF THE BOARD, OR , ALTERNATIVELY, (1) A 75% VOTE OF ALL
 SHARES AND (2) A 75% VOTE OF DISINTERESTED SHARES, FOR A BUSINESS COMBINATION
                         WITH AN INTERESTED SHAREHOLDER

 [For the full text of this Proposed Amendment, see Article IX of the Proposed
      Restated Articles, attached to this Proxy Statement as Exhibit B. ]

     The Board of Directors proposes and recommends that the shareholders adopt, as an amendment to the Articles, Article IX of the Proposed Restated Articles, as set forth in Exhibit B to this Proxy Statement. Article IX, as proposed (the "Supermajority Amendment"), would require that certain procedural safeguards, for the protection of noncontrolling shareholders, be observed by an "Interested Shareholder" (as defined below) seeking to effect certain business combinations. Under the Supermajority Amendment, if a proposed Business Combination (as defined below) is not approved by at least three-fourths (3/4) of all directors, the Business Combination must be approved by the affirmative vote of the holders of at least 75% of the outstanding shares of Common Stock of the Company, including the affirmative vote of the holders of, at least 75% of the outstanding shares of Common Stock held by shareholders other than the controlling shareholder.

     Georgia law and the Articles require that after the Board of Directors (i) adopts a plan of merger or share exchange or (ii) approves the sale, lease, exchange or other disposition of all or substantially all of the Company's property, such plan of merger or share exchange or disposition of property must be approved by the vote of the holders of at least a majority of the outstanding Common Stock of the Company (except that Georgia law provides (i) a parent corporation owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself or (ii) if the company is insolvent the board of directors may approve the sale, lease, exchange or other disposition of all or substantially all of the Company's property without approval of any shareholders). Other business combinations do not require shareholder approval under Georgia law or the Articles. The Supermajority Amendment would require the approval of the holders of at least 75% of the outstanding shares of Common Stock of the Company, including the affirmative vote of the holders of at least 75% of the outstanding shares of Common Stock other than shares held by an Interested Shareholder (the "75%/75% shareholder vote") for a Business Combination involving an Interested Shareholder, unless the transaction is approved by at least three-fourths (3/4) of all directors. In the event the transaction is so approved by the directors, the normal majority requirements of Georgia law would apply or, for certain transactions as noted above, no shareholder vote would be necessary. Thus, depending upon the circumstances, the Supermajority Amendment could require the 75%/75% shareholder vote for a Business Combination involving an Interested Shareholder, where presently (as described above), either a majority vote or no vote is presently required under Georgia law or the Articles.

A "Business Combination" includes:

     (i) any merger or consolidation of the Company or any Subsidiary (as defined in Article IX of Exhibit B) with (a) any Interested
          Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as defined in Article IX of Exhibit B) of an Interested Shareholder; or

     (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Company or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $l,000,000 or more; or

     (iii)the issuance or transfer by the Company or any Subsidiary (in one transaction or a series of transactions) of ally securities of the Company or any Subsidiary to airy Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities, or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

     (iv) the  adoption  of  any  plan  or  proposal  for  the   liquidation  or
          dissolution of the Company proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

     (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder.

     An "Interested Shareholder" will include any person (other than the Company, any Subsidiary or either the Company or any Subsidiary acting as trustee or in a similar fiduciary capacity) who or which:

     (i) is the beneficial owner of more than 10% of the outstanding Common Stock; or

     (ii) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of then outstanding Common Stock; or

     (iii)acquired any shares of Common Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such acquisition shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1993.

     An exception to the supermajority requirements of 75%/75% shareholder vote is that it would not be required if the transaction is approved by three-fourths (3/4) of all directors.

     One purpose of proposed Article IX is to discourage attempts by other corporations or groups to acquire control of the Company, without negotiation with the Board, through the acquisition of a substantial number of shares of the Company's stock, followed by a forced merger. The Board of Directors believes that such a merger, generally, is not in the best interests of the Company or its shareholders, because such transactions often treat minority shareholders unfairly. Such forced mergers may result in noncontrolling shareholders being cashed out at a price less than that paid to holders of a controlling interest in the Company or the consideration paid to shareholders in a forced merger might be illiquid securities. The Board currently believes that a transaction that is fair to all shareholders would be priced at a level and equal form of consideration and undertaken at a time that takes into account all of the Company's constituencies, as well as the short and long term prospects for the Company, and other factors relevant at the time.

     A merger transaction effected without negotiations with the Board of Directors, where the Board refuses to consider a legitimate business combination transaction, might be in the interests of shareholders. The Supermajority Amendment would make it more difficult to effect such a merger with an Interested Shareholder and may, therefore, discourage any attempt to do so.

     Shareholders should recognize that adoption of the Supermajority Amendment could enable a minority of the shareholders of the Company to prevent a transaction favored by a majority of the shareholders. Additionally, in some circumstances, the Board of Directors could, by withholding its consent to such a transaction, cause the 75%/75% shareholder vote to be required to approve the transaction, thereby enabling management to retain control over the affairs of the Company and their present positions with the Company. Finally, shareholders should be aware that the Board of Directors owns or controls more than 30% of the Company's outstanding shares of Common Stock.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. The Supermajority Amendment may discourage such purchases, particularly those of less than all the Company's shares, and may thereby deprive holders of the Company's stock of an opportunity to sell their stock at a temporarily higher price, because of the potentially higher vote requirements for shareholder approval of any subsequent Business Combination. The Supermajority Amendment may therefore decrease the likelihood that a tender offer will be made and, as a result, may adversely affect the shareholder who would desire to participate in a tender offer.

     Another effect of adoption of the Supermajority Amendment would be to give veto power to the holders of a minority of the outstanding Common Stock with respect to a Business Combination which is opposed by the directors, but which a majority of shareholders may believe to be desirable and beneficial. In addition, since only the directors would have the authority to eliminate the 75%/75% shareholder vote required by the Supermajority Amendment through their power to approve Business Combinations, the Supermajority Amendment may tend to insulate current management against the possibility of a takeover bid which would result in their removal.

     Finally, it should be noted by shareholders that, pursuant to the provisions of proposed Article IX, any amendment of this Proposed Amendment requires the same approval as a Business Combination with an Interested Shareholder, that being the affirmative vote of three-fourths (3/4) of the Board of Directors or, alternatively, the 75%/75% shareholder vote.

     Adoption of the foregoing amendment to the Articles requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

The Board of Directors recommends that shareholders vote "FOR" this Proposal No.
7. Unless a vote against or an abstention is indicated on a proxy, the proxy will be voted "FOR" the Proposal.

                                 PROPOSAL NO. 8

                  APPROVAL OF THE APPALACHIAN BANCSHARES, INC.
                             2003 STOCK OPTION PLAN

    [For the full text of the Proposed 2003 Stock Option Plan, see Exhibit C attached to this Proxy Statement.]

     On April 1, 2003, the Board of Directors approved and adopted the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan," or the "Plan") for eligible directors, officers and key employees of the Company and its subsidiaries and affiliates. The Board of Directors recommends that the Company's shareholders vote to approve the Plan, which provides for the grant of incentive and nonqualified stock options (individually an "Option" and collectively "Options") and stock appreciation rights ("SARs").

     The purpose of the Plan is to advance the interests of the Company by providing, to select key employees and directors of the Company and its subsidiaries and affiliates, the opportunity to acquire shares of Common Stock and to participate in the equity of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors to promote the success of the Company and its subsidiaries and affiliates.

     Approval of the Plan will require the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The following discussion of the principal features and effects of the Plan is qualified in its entirety by reference to the full text of the Plan, which is set forth in Exhibit C attached hereto and incorporated herein by reference.

     Effective Date. The effective date of the Plan is April 1, 2003, subject to shareholder approval. The Plan shall remain in effect until all shares subject to, or which may become subject to, the Plan shall have been purchased pursuant to Options, or shall have been charged against the Plan with respect to the grant of Options and SARs, under circumstances in which such charged shares shall not have become available for reissuance under the Plan, provided that Options and SARs under the Plan must be granted within ten (10) years from the effective date of the Plan.

     Shares Subject to the Plan. The shares of Common Stock available for issuance under the Plan may be either treasury shares or shares originally issued for such purpose, as determined by the Board of Directors. The maximum number of shares which shall be reserved and made available for issuance under the Plan shall be 150,000. Any shares subject to an Option or a SAR which, for any reason, expires or is terminated prior to its exercise, except for shares relating to an Option granted in conjunction with a SAR, the exercise of which terminates the Option, may again be subject to an Option or a SAR under the Plan.

     Persons Eligible to Participate in the Plan. Under the Plan, Options and SARs may be granted only to directors, officers, and key employees of the Company and its subsidiaries and affiliates who are in a position to contribute significantly to the effective management and operation of the Company and its subsidiaries and affiliates. Only officers and employees of the Company and its subsidiaries and affiliates, however, are eligible to receive incentive stock options and SARs under the Plan.

     Administration of the Plan. The Plan will be administered by the Board of Directors or by a committee comprised of no fewer than two (2) members appointed by the Board of Directors from among its members (the "Committee"). Members of the Committee must be "Disinterested Persons" as such term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors, the Committee or the Board of Directors has the authority to determine the individuals to whom Options and SARs shall be granted, and to determine exercise prices, vesting requirements, and the term of, and number of shares covered by, each Option and SAR.

     Awards Available Under the Plan. The Plan provides for the award of incentive stock options to employees of the Company and its subsidiaries and affiliates and for the award of non-qualified stock options to non-employee directors of the Company and its subsidiaries and affiliates. In addition, SARs may be granted under the Plan to employees of the Company and its subsidiaries and affiliates. SARs may be granted in conjunction with, or independently of, any Options granted under the Plan. SARs granted independently of any Option are subject to the terms and conditions of the Award Agreement, as such terms and conditions are determined by the Board of Directors or the Committee, except that the period of exercisability shall be the same as that set forth for Options granted under the Plan. See "Exercise of Options and SARs" and
"Termination of Employment" below. SARs granted in conjunction with incentive stock options ("Incentive SARs") are subject to the same requirements as such incentive stock options with respect to their expiration, period of exercisability, exercise price and transferability. In addition, Incentive SARs may only be exercised when the market value of the shares of Common Stock subject to the related incentive stock options exceeds the exercise price of such incentive stock options. Any election to exercise a SAR must be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information about the Company, and ending on the 12th business day following such date. Upon the exercise of a SAR, a participant shall be entitled to receive an amount in cash or shares of Common Stock equal in value to the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related Option or SAR, multiplied by the number of shares in relation to which the SAR is exercised, with the Board of Directors or the Committee having the right to determine the form of payment.

     Exercise Price, Terms of Exercise and Payment for Shares. Each Option and SAR granted under the Plan will be represented by an award agreement (the "Award Agreement") which shall set forth the terms particular to that Option or SAR, including the number of shares covered by the Option or SAR, the exercise price, the term of the Option or SAR and any vesting requirements.

     The exercise price of Options and Incentive SARs will be determined by the Board of Directors or the Committee, but in no event shall be less than 100% of the market price of the Common Stock on the date of the grant of the Option or the Incentive SAR. The exercise price for Options and Incentive SARs is determined as follows: (i) if the Common Stock is listed on a national securities exchange on the date in question, then the exercise price shall not be less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the exercise price shall not be less than the mean between the bid and asked price on such date; or (ii) if the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the exercise price shall not be less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the exercise price shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     Options may be purchased in whole or in part by the option holder, but in no event later than ten (10) years from the date of the grant. Any Option or Incentive SAR granted to an individual who owns directly or indirectly (under applicable ownership attribution rules) more than 10% of the total combined voting power of all classes of stock of the Company may not be purchased at a price less than 110% of the market price on the day such Option or SAR is granted, and no such Option or SAR may be exercised more than five (5) years from the date of grant. The purchase price for the shares purchased pursuant to an Option shall be paid in cash, in Common Stock or in a combination of cash and Common Stock. Upon payment, the Company will deliver stock certificates for such shares to the Option holder.

     Exercise of Options and SARs. Options and SARs granted under the Plan become exercisable at such times and under such conditions as are permissible under the terms of the Plan and the individual Award Agreement entered into with each award holder, subject to the limitation that the exercise of any Option or Incentive SAR is subject to, and may not exceed vesting at a rate of 20% a year, from the date of the Award; provided, however, that each award holder will become 100% vested upon death, permanent and total disability, retirement, or upon the occurrence of a change in control event. Neither an Option nor a SAR may be exercised for a fractional share.

     Termination of Employment. Generally, an Option or a SAR may be exercised by an award holder only while he is an employee of the Company or its subsidiaries or affiliates, and only if he has maintained continuous service with the Company or its subsidiaries or affiliates from the date of the grant of the Option or SAR. In the event that an award holder ceases to be employed by the Company or its subsidiaries or affiliates, or, in the case of a non-employee director, ceases to be a director of the Company or the Bank, for reasons other than for "Cause," as such term is defined in the Plan, the Options or SARs granted to such award holder are exercisable for a period of three months after termination of his continuous service with the Company or its subsidiaries or affiliates; provided, that an award holder will have a longer period within which to exercise his Options or SARs if his continuous service with the Company or its subsidiaries or affiliates terminates by reason of (i) death, in which case the Option or SAR may be exercised by the award holder's estate or by the person to whom his rights under such Option or SAR have passed, within a period of two years following the date of termination by reason of the award holder's death, though in no event after the date upon which the Option or SAR would otherwise expire, (ii) permanent and total disability, in which case the Option or SAR may be exercised by the award holder within a period of one year following the date of termination by reason of the award holder's total and permanent disability, though in no event after the date upon which the Option or SAR would otherwise expire, (iii) retirement, in which case the Option or SAR may be exercised by the award holder within a period of six months following the date of termination by reason of the award holder's retirement, though in no event after the date upon which the Option or SAR would otherwise expire, and
(iv) change in control of the Company or the Bank, in which case the Option or SAR may be exercised by the award holder with a period of sixty days beginning on the date of such change in control, after which time the Option or SAR, if not exercised, will expire.

     Options and SARs granted under the Plan are exercisable during the lifetime of the award holder only by the award holder. All Options and SARs granted under the Plan are non-transferable except by will or under the laws of descent and distribution.

     Reorganization   and   Recapitalization.   If  the  Company  is  merged  or
consolidated with another corporation and the Company is not the survivor, if the Company is acquired by another corporation, or if there is a sale or disposition of all or substantially all of the Company's assets, all outstanding awards under the Plan must be surrendered by the award holder. With respect to each surrendered award, the Board of Directors or the Committee, in its sole discretion, may replace the shares subject to each surrendered award with shares changed or exchanged for Common Stock, together with an appropriate adjustment to the exercise price of such award, or make a cash payment to the award holder in an amount equal to the market value of the shares subject to the award on the date of the reorganization transaction, less the exercise price of the award.

     The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding awards (and the exercise price thereof), will be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     Limitation on the Exercise of Options and SARs. For incentive stock options and Incentive SARs, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options and Incentive SARs are exercisable for the first time by an award holder during any calendar year shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a nonqualified stock option.

     Amendment and Termination of the Plan. With respect to any shares of Common Stock at the time not subject to an award of Options or SARs under the Plan, the Board of Directors may at any time, and from time to time, terminate, modify or amend the Plan in any respect, except that no such modification or amendment shall be made absent the approval of the shareholders of the Company to: (i) increase the number of shares for which Options or SARs may be granted under the Plan; (ii) extend the period during which Options or SARs may be granted or exercised; (iii) change the class of persons eligible for awards of Options or SARs; or (iv) otherwise materially modify the requirements as to eligibility for participation in the Plan. The Board of Directors may also suspend the granting of Options or SARs pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, that no such suspension or termination shall modify or amend any Option or SAR granted before such suspension or termination, unless the affected participant consents in writing to such modification or amendment or there is a dissolution or liquidation of the Company.

     Federal Income Tax Consequences

     Incentive Stock Options. All stock options to be granted under the Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code, as amended (the "Code").

     Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (the later of (i) two years from the date the option was granted, or (ii) one year from the date of the transfer of the shares to the optionee upon exercise of the option), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of:

     (a)  gain on the sale or other disposition; or

     (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

     The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

     Incentive stock options offer two principal tax benefits: (1) the possibility of converting ordinary income into capital gain to the extent of the excess of fair market value over option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

     The Taxpayer Relief Act of 1997 (the "1997 Tax Act") and the Restructuring and Reform Bill of 1998 (the "1998 Tax Act") made significant changes to individual capital gains tax rates. The 1997 Tax Act generally reduced the maximum tax rate for gains realized by individual taxpayers from the sale of capital assets held for more than eighteen months from 28% to 20% (18% if the property had been held for more than five years and was acquired and sold after the year 2000). For capital assets held for more than one year but not more than eighteen months, the maximum tax rate remained at 28%, as it was under prior law. In addition, taxpayers otherwise subject to the 15% rate bracket were entitled to a 10% maximum tax rate on long-term capital gains (18% if the property had been held for more than five years and was sold after the year
2000). These rates and holding periods applied to the extent of any dispositions during any tax year ending before January 1, 1998. The 1998 Tax Act eliminated the eighteen month holding period for most capital assets, including shares of stock with the effect that most capital assets that are held for more than twelve months but not more than eighteen months will be subject to the 20% capital gains rate, rather than the 28% rate. In addition, the 1998 Tax Act clarified that gains on capital assets held for more than twelve months, rather than eighteen months will be considered long-term capital gains. The new maximum tax rates for long-term capital gains will apply for purposes of both the regular income tax and the alternative minimum tax. However, the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

     In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

     Non-Qualified Stock Options. All options granted or to be granted under the Plan which do not qualify as incentive stock options are non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     A participant in the Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

     Upon the exercise of a non-statutory option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a non-statutory stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income that the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

     Basis and Holding Period of Shares. In most cases, the basis in shares acquired upon the exercise of a non-qualified option will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date. In the case of an incentive stock option, the basis of the shares acquired on the exercise of the option will be equal to the option's exercise price, and the holding period of the shares will begin on the date the incentive stock option is exercised.

     General. The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The preceding discussion is based upon federal tax laws and regulations, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Plan and does not purport to be a complete description of all federal income tax aspects of the Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Plan and the sale or other disposition of shares acquired upon exercise of the options. Individuals receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local consequences of participating in the Plan.

     Adoption of the 2003 Stock Option Plan requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting, but would have the effect of votes against the proposal.

The Board of Directors recommends that shareholders vote "FOR" this Proposal No. 8 and, thereby, approve the Plan. Unless a vote against or an abstention is indicated on a proxy, the proxy will be voted "FOR" approval of the Plan.

                               VOTING REQUIREMENTS

     Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors.

     With regard to Proposal No. 2 through and including Proposal No. 8, and any other matters properly brought before the Annual Meeting, votes may be cast for or against the matter, or shareholders may abstain from voting on such matter. Approval of such matter requires the affirmative vote of, at least, a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

     If no directions are specified in any duly signed and dated proxy card, received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies "FOR" the election of the director nominees recommended by the Board of Directors in Proposal No. 1, "FOR" all of the other Proposals contained in the Proxy Statement and, otherwise, in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.


                              SHAREHOLDER PROPOSALS

     Any proposal of shareholders to be presented at the 2004 Annual Meeting must be received at the principal executive offices of the Company not later than January 6, 2004, directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2004 Annual Meeting may confer discretionary authority to vote on any proposals received after March 21, 2004, without a description of them in the proxy materials for that meeting. Any Shareholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange
Commission and the Company's Bylaws. A copy of the Company's Bylaws may be obtained by writing to the Corporate Secretary. Notices of intention to present proposals at the 2004 Annual Meeting should be addressed to P. Joe Sisson, Secretary, Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 2002 Annual Report to Shareholders accompanies this Proxy Statement. The 2002 Annual Report includes a copy of the Company's Annual Report on Form 10-K, including financial statements and any financial statement schedules, as filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K are also available upon specific request. Such request should be directed to Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Alan May. If the person requesting the Form 10-K was not a shareholder of record on April 11, 2003, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.


                           INCORPORATION BY REFERENCE

     The Proposed Restated Articles, attached hereto as Exhibit B, and the 2003 Stock Option Plan, attached hereto as Exhibit C, are incorporated herein by reference.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card, to vote in accordance with their judgment on such matters.


                                           By Order of the Board of Directors

                                           /s/ Tracy R. Newton

                                           TRACY R. NEWTON
                                           President and Chief Executive Officer

Ellijay, Georgia
May 5, 2003

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540

                               COMMON STOCK PROXY

                For Annual Meeting of Shareholders, May 27, 2002


     This Proxy is solicited by the Board of Directors.

     WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

     The Board of Directors recommends a vote "FOR" the listed proposals, which are more fully described in the proxy statement of the Company, dated May 5, 2003, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

     The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby appoints Joseph C. Hensley, Tracy R. Newton and P. Joe Sisson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned, to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 27, 2003, and at any adjournment or postponement thereof:

1. PROPOSAL TO APPROVE the election of all nominees as directors of the Company.

|_|  FOR all nominees listed below              |_|  WITHHOLD authority for all
    (except as marked to the contrary below)         nominees listed below

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

     Alan S. Dover                               J. Ronald Knight
     Charles A. Edmondson                        Tracy R. Newton
     Roger E. Futch                              P. Joe Sisson
     Joseph C. Hensley                           Kenneth D. Warren
     Frank E. Jones

2. PROPOSAL TO AMEND ARTICLES to authorize the issuance by the Company of up to 20,000,000 shares of "Blank Check" preferred stock.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

3. PROPOSAL TO AMEND ARTICLES to divide the Board of Directors into three (3) classes of directors, with "staggered" terms of office.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

4. PROPOSAL TO AMEND ARTICLES to provide that directors can be removed only "for cause", upon the affirmative vote of the holders of two-thirds (2/3) of the shares entitled to vote thereon or, if provided in the bylaws, by two-thirds (2/3) of the directors for certain enumerated matters.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

5.   PROPOSAL TO AMEND  ARTICLES to authorize the Board of Directors to consider
     "constituencies"   and  other  relevant  factors  in  evaluating   proposed
     transactions.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

6. PROPOSAL TO AMEND ARTICLES to require the affirmative vote of holders of two-thirds (2/3) of the shares entitled to vote to amend Articles and Bylaws or two-thirds (2/3) of the directors to amend the Bylaws.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

7. PROPOSAL TO AMEND ARTICLES to require prior approval of three-fourths (3/4) of the Board of Directors, or, alternatively, (1) a 75% vote of all shares and (2) a 75% vote of disinterested shares, for a business combination with an interested shareholder.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

8.   PROPOSAL TO APPROVE the  Appalachian  Bancshares,  Inc.  2003 Stock  Option
     Plan.

     |_|      FOR              |_|      AGAINST           |_|     ABSTAIN

9. IN ACCORDANCE WITH THEIR BEST JUDGMENT, exercised in their discretion, with respect to any other matters which may properly come before the Annual Meeting or any adjournment thereof.


PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Dated:  __________________, 2003                    PLEASE  SIGN NAME EXACTLY AS
                                                    LISTED ON THE MAILING LABEL.

                                       _________________________________________
                                                       Signature

                                       _________________________________________
                                       Print Name as listed on the mailing label

                                       _________________________________________
                                                 Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

                                    EXHIBIT A
                                   -----------

                          APPALACHIAN BANCSHARES, INC.

                             AUDIT COMMITTEE CHARTER


STATEMENT OF PURPOSE:

     The Audit Committee of Appalachian Bancshares, Inc. (the "Company") shall provide assistance to the Board of Directors of the Company (the "Board") to ensure appropriate Board oversight of all audit programs and all audit issues with respect to the Company. The Audit Committee is charged with directing and overseeing all audits of the Company , as well as overseeing all audit compliance issues.

COMPOSITION:

     The Audit Committee shall be composed of three or more members of the Board, and the following restrictions shall apply to its composition:

     (a) Officers and employees, including any officers and employees of an affiliate of the Company, including Appalachian Community Bank, the wholly-owned subsidiary of the Company (the "Bank"), shall not be eligible for service, and shall not serve, on the Audit Committee; and

     (b) Members of the Board who constitute a majority of the members of the Audit Committee shall not be eligible for service, and shall not serve, on any committee which has the power to manage and control the fiduciary activities of the Company or the Bank.

     The members of the Audit Committee shall be appointed by the Board and shall serve until their successors shall be duly appointed. A Chair of the Audit Committee shall be elected by majority vote of the full Audit Committee membership.

AUTHORITY:

     The Audit Committee's direct reporting relationship is to the Board. The Audit Committee shall have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company, the Bank and any affiliates, as necessary, to properly discharge its responsibilities. Further, the Audit Committee shall have the authority to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain accountants, counsel, outside auditors, internal auditors (who may, also, be employees of the Company or the Bank), and other assistance, to assist it in the discharge of its responsibilities.

RESPONSIBILITIES:

     In furtherance of its purpose, the Audit Committee's responsibilities shall include the following:

     (a) Ensuring that the auditors charged with performing audits of the Company ascertain whether the internal control policies and procedures of the Company and the Bank provide reasonable assurance that, at a minimum:

          (i) the Company and the Bank are administering fiduciary activities in accordance with applicable law;

          (ii) the Company and the Bank are properly safeguarding fiduciary assets, if any; and

          (iii)the Company and the Bank are accurately recording transactions in appropriate accounts, in a timely manner.

     (b) Maintaining free and open means of communication between Board members, outside auditors, internal auditors and management of the Company and the Bank.

     (c) Selecting and appointing outside auditors and internal auditors, who are accountable to the Audit Committee and the Board.

     (d) Evaluating the performance of outside and internal auditors, and, if the Audit Committee deems it to be in the best interests of the Company, replacing outside and internal auditors.

     (e) Confirming and assuring the independence of outside auditors, and, in connection therewith, reviewing the fees paid to outside auditors for all services.

     (f) Obtaining, annually, formal written statements from outside auditors which delineate the relationships between such outside auditors and the Company, and actively engaging in dialogue with outside auditors with respect to matters that may affect their independence.

     (g) Meeting with outside and internal auditors and management of the Company and the Bank to review the scope of proposed audits for the current year and those audit procedures to be utilized.

     (h) Reviewing, with outside auditors and with financial and accounting personnel of the Company and the Bank, the adequacy and effectiveness of the accounting and financial controls of the Company and the Bank, and eliciting recommendations with respect to improving such internal controls and/or addressing particular areas requiring new or more detailed controls.

     (i) Reviewing any problems or difficulties that outside or internal auditors encounter, and reviewing any written correspondence regarding such problems or difficulties provided by outside or internal auditors to management of the Company or the Bank, as well as management's response to any such written correspondence.

     (j) Reviewing any significant changes to the auditing and accounting principles of the Company or the Bank, as well as practices suggested by outside or internal auditors or by management of the Company or the Bank.

     (k) Reviewing, at periodic meetings with management of the Company and the Bank, major financial risk exposures and the steps that management has taken or will take to monitor and control such exposures.

     (l) Providing sufficient opportunity for outside and internal auditors to meet with the members of the Audit Committee, without members of management present. Items that should be discussed at such meetings include outside and internal auditors' evaluation of financial, accounting, and auditing personnel of the Company and the Bank, and the level of cooperation that such outside and internal auditors received during the course of their audits.

     (m) Investigating any matter brought to the Audit Committee's attention, within the scope of its duties, and retaining outside counsel when, in the judgment of the Audit Committee, such assistance is appropriate.

     (n) Ensuring that the Chair of the Audit Committee (and other members of the Audit Committee, when necessary) reviews with the chief financial officer, and other members of management, of the Company and the Bank any proposed public disclosure of significant financial information by the Company or the Bank.

     (o) Submitting the minutes of all meetings of the Audit Committee to, or discussing matters considered at each Audit Committee meeting with, the Board, and making such recommendations to the Board as the Audit Committee deems appropriate.

     (p) Reviewing and reassessing the adequacy of this Audit Committee Charter on an annual basis and recommending to the Board for adoption any proposed changes to such.

     (q) Performing such other functions as may be required by applicable law, by regulatory authorities, or by applicable, internal governing documents such as articles and bylaws.

     While the Audit Committee is charged with the responsibilities and granted the powers set forth in this Charter, the Audit Committee is not responsible for actually conducting audits or determining that the financial statements of the Company or the Bank are complete and accurate and are in accordance with generally accepted accounting principles. These tasks remain the responsibility of outside auditors and of management of the Company and the Bank.

                                   EXHIBIT B
                                  -----------

                                    PROPOSED
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          APPALACHIAN BANCSHARES, INC.


                                   ARTICLE I

                                      NAME

The name of the corporation is Appalachian Bancshares, Inc. (the "Corporation")

                                   ARTICLE II

                               DIRECTOR LIABILITY

     To the fullest extent permitted by the Georgia Business Corporation Code, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, provided that this provision shall not eliminate or limit the liability of a director:

(A) For any appropriation, in violation of his duties, of any business opportunity of the Corporation

(B) For acts or omissions which involve intentional misconduct or a knowing violation of law;

(C) For the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code; or

(D) For any transaction from which the director received an improper personal benefit.

     Any repeal, amendment, or modification of this Article II by the shareholders of the corporation shall not adversely affect any right, benefit, or protection of a director of the Corporation existing at the time of such repeal, amendment, or modification.

                                   ARTICLE III

                                  COMMON STOCK

     The Corporation is authorized to issue 20,000,000 shares of common stock, $0.01 par value per share.

                                   ARTICLE IV

                                 PREFERRED STOCK

     The Corporation is authorized to issue 20,000,000 shares of preferred stock, in such series, and containing such preferences, limitations and relative rights, as shall be determined by the Board of Directors of the Corporation and set forth in a written resolution duly adopted by the Board of Directors.



                                    ARTICLE V

                                CLASSIFIED BOARD

(A) The directors of the Corporation shall be divided into three classes and designated "Class I, Class II, and Class III", each class to be as nearly equal in number as is possible.

(B)  The initial terms of the directors in each class shall be as follows:


                    ClassI: The initial term of each director in Class I shall expire at the first annual meeting of the shareholders of the Corporation following the election of Class I directors;

                    ClassII: The initial term of each director in Class II shall expire at the second annual meeting of the shareholders of the Corporation following the election of Class II directors;

                    ClassIII: The  initial  term  of each  director in Class III shall expire at the third annual meeting of the shareholders of the Corporation following the election of Class III;


(C) The initial term of directors in each class shall continue until their respective successors are qualified. Thereafter, the terms of the directors in each class that are elected at each subsequent annual meeting of the shareholders of the Corporation shall be for a term of three years, and until their respective successors are qualified.

                                   ARTICLE VI

                              REMOVAL OF DIRECTORS

     The directors of the Corporation may be removed only for cause and only upon the affirmative vote of the holders of two thirds of the issued and outstanding shares of the capital stock of the Corporation entitled to vote on such matter, at a meeting of the shareholders of the Corporation duly called for that purpose; provided, however, that if the Bylaws of the Corporation so provide, the Board of directors of the Corporation may remove a director from office, if:

(A) the director is adjudicated an incompetent by a court of competent jurisdiction;

(B)  the director is convicted of a felony;

(C)  the director files for protection from creditors under bankruptcy laws;

(D) the director does not, within 60 days of election, accept the office in writing or by attendance at a meeting of the Board of Directors and fulfill any other requirements for holding the office of director;

(E) the director fails to attend regular meetings of the Board of Directors for six consecutive meetings without having been excused by the Board of Directors; or

(F) the director was an employee or duly elected officer of the Corporation and was discharged or resigned at the request of the Board of Directors for reasons relating to the performance of duties as an employee or officer of the Corporation.

                                   ARTICLE VII

                          BUSINESS JUDGMENT PROVISIONS

     In discharging the duties of their respective positions and in determining what is believed to be in the best interests of the Corporation, the Board of Directors of the Corporation, committees of the Board of Directors, and individual directors, in addition to considering the effects of any action on the Corporation or its shareholders, may consider interests of the employees, customers, suppliers, and creditors of the Corporation and its subsidiaries, the communities in which offices or other establishments of the Corporation and its subsidiaries are located, and all other factors such directors consider pertinent; provided, however, that such consideration shall be deemed solely to grant discretionary authority to the directors and shall not be deemed to provide to any constituency any right to be considered.

                                  ARTICLE VIII

                        AMENDMENT OF ARTICLES AND BYLAWS

(A) Except as otherwise provided by law or by these Articles, and subject to the terms of any series of preferred stock which may, at the time, be outstanding, any amendment or repeal of any provision of these Articles requires the affirmative vote of holders of at least two-thirds of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote on such matters. Notwithstanding anything herein to the contrary, the number of authorized shares of any class of capital stock of the Corporation may be increased by the affirmative vote of holders of a simple majority of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote on such matters.

(B) Except as otherwise provided by law or by these Articles, and subject to the terms of any series of preferred stock which may, at any time, be outstanding, any amendment or repeal of any provision of the Bylaws of the Corporation requires, and may be made upon, the affirmative vote of at least two-thirds of the directors of the Corporation or the affirmative vote of the holders of at lease two-thirds of the shares of the capital stock of the Corporation then issued and outstanding and entitled to vote on such matter.

                                   ARTICLE IX

                              BUSINESS COMBINATIONS

(A) In addition to any affirmative vote required by law or by the Bylaws of the Corporation, and subject to the provisions of any series of preferred stock which may, at the time, be outstanding, the affirmative vote of the holders of not less than 75% of the outstanding shares of common stock of the Corporation (the "Common Stock") and the affirmative vote of the holders of not less than 75% of the outstanding shares of Common Stock, other than those beneficially owned (as defined below) by an Interested Shareholder (as defined below) (the "two-tier requirement"), shall be required for the approval or authorization of any Business Combination (as defined below) of the Corporation with such Interested Shareholder; provided that this two-tier voting requirement shall not be applicable if the Business Combination was approved by three-fourths of all directors of the Corporation.

(B)  The term "Business Combination" as used in this Article IX shall mean:

     (i) any merger or consolidation of the Corporation or any Subsidiary (as hereafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other corporation (whether or not itself an
          Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

     (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1,000,000 or more; or

     (iii)the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the
          Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

     (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

     (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an

          Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder.

(C)  For purposes of this Article IX,

     (i) A "person" shall mean any individual, firm, corporation or other entity.

     (ii) "Interested Shareholder" shall mean any person (other than the Corporation, any Subsidiary or either the Corporation or any Subsidiary acting as Trustee or in a similar fiduciary capacity) who or which:

          a. is the beneficial owner of more than 10% of the outstanding Common Stock; or

          b. is an Affiliate of the Corporation and at any time within the two- year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of then outstanding Common Stock; or

          c. acquired any shares of Common Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such acquisition shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1993.

     (iii)A person shall be a "beneficial owner" of any Common Stock:

          a. which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

          b. which such person or any of its Affiliates or Associates has, directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or

          c. which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Common Stock.

     (iv) For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph (C)(ii) of this Article IX, the number of shares of Common Stock deemed to be outstanding shall include shares deemed owned through application of paragraph
          (C)(iii)(b)(1) of this Article IX but shall not include any other shares of Common Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (v) a. An "Affiliate" of a specified person is a person that directly, through one or more intermediaries, controls, or is controlled by , or is under common control with, the person specified.

          b. The term "Associate" used to indicate a relationship with any person means (1) any firm, corporation or other entity (other than the Corporation or any Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative of spouse or such person, or any relative of such spouse who has the same home as such person.

     (vi) "Subsidiary" means any corporation of which a majority of any class of equity securities is owned, directly or indirectly, by the Corporation unless owned solely as trustee or other similar fiduciary capacity.

     (vii) "Fair Market value" means:

          a. in the case of stock, the closing sales price of a share of such stock on the Composite Tape on the New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the closing sales price or the sales price or the average of the bid and asked prices reported with respect to a share of such stock on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board of Directors of the Corporation, in good faith; and

          b. in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors of the Corporation, in good faith.

     (viii) The term "acquire" or "acquired" means the acquisition of beneficial ownership.

     (ix) The  directors  of the  Corporation  shall  have the power and duty to
          determine  for  the  purposes  of  this  Article,   on  the  basis  of
          information known to them after reasonable inquiry,

          a.   whether a person is an Interested Shareholder,

          b. the number of shares of Common Stock beneficially owned by any person,

          c.   whether a person is an Affiliate or Associate of another, and

          d. whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

(D) In addition to any other affirmative vote required by law, by these Articles, or by the Bylaws of the Corporation, and subject to the provisions of any series of preferred stock which may, at the time, be outstanding, the amendment, modification or removal of this Article IX shall require the affirmative vote of the holders of not less than 75% of the outstanding shares of the Common Stock and the holders of 75% of the Common Stock, other than those beneficially owned by an Interested Shareholder; provided that this two-tier voting requirement shall not be applicable if the amendment, modification or removal was approved by three-fourths of all directors of the Corporation.

(E) Nothing contained in this Article IX shall be construed to relieve any Interested Shareholder or any of its Affiliates or Associates from any fiduciary obligation imposed by law.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on this ___ day of June, 2003.


                                            ------------------------------------
                                            Tracy R. Newton, President and
                                            Chief Executive Officer

                                   EXHIBIT C
                                  -----------

                          APPALACHIAN BANCSHARES, INC.

                             2003 STOCK OPTION PLAN


     1.   Purpose of the Plan

     The purpose of this Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "Plan") is to advance the interests of Appalachian Bancshares, Inc. (the "Company"), by providing to select key Employees and Directors of the Bank, the Company and their Affiliates the opportunity to acquire Shares and participate in the equity of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key Employees and Directors to promote the success of the Company, the Bank and their Affiliates.

2.   Definitions

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in
          Section 424(e) and (f), respectively, of the Code, and shall also include, as the context requires, the Company and the Bank.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Bank" shall mean Appalachian Community Bank, also doing business as "Gilmer County Bank," a Georgia state-chartered bank.

     (d) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (e)  "Board" shall mean the Board of Directors of the Company.


     (f) "Change in Control" shall mean: (i) an increase in the ownership of, or the holding of, or the power to vote, by any person, or by any persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), the voting stock of the Bank or the voting stock of the Company, to an amount which is more than 25% of the issued and outstanding shares thereof; (ii) a change in the ownership of, or possession of, the ability to control the election of a majority of the Bank's or the Company's directors; (iii) a change in the ownership of, or possession of, the ability to exercise a controlling influence over the management or policies of the Bank or the Company, by any person, or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except, in the case of (i), (ii) and (iii) hereof, a change in the ownership or control of the Bank or its board of directors, by the Company itself, shall not constitute a "Change in Control"); or (iv) during any period of two consecutive years, individuals, who, at the beginning of such period, constitute the board of directors of the Bank or the Company (in each such case, the "Continuing Directors"), cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the board of directors of the Company was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; provided, however, that the sale or transfer of the common stock of the Bank to an intermediate holding company, for the purpose of effecting a corporate reorganization, shall not be deemed a "Change in Control." For purposes of this subparagraph only, the term "person" means an individual, individuals acting in concert or as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean, as the case may be, either, a committee appointed by the Board, in accordance with Paragraph 5(a) hereof, or the Board.

     (i) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (j)  "Company" shall mean Appalachian Bancshares, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave or absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, the Bank or an Affiliate.

     (l) "Director" shall mean any member of the Board or of the Board of Directors of an Affiliate, including any member of the Board or Board of Directors of an Affiliate who is serving as an Emeritus Director.

     (m)  "Disinterested Person" shall mean any Non-Employee Director.

     (n)  "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Emeritus Director" means any Director of the Company appointed by the Board who is 72 years of age or older.

     (p) "Employee" shall mean any person employed by the Company or an Affiliate.

     (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (r) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be, and is identified as, an "incentive stock option" within the meaning of
          Section 422 of the Code.

     (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (t) "Non-Employee Director" means any member of the Board, or of the Board of Directors of an Affiliate, who is a `non-employee director' within the meaning of Rule 16b-3.

     (u) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, but which is not intended to be, and is not identified as, an ISO.

     (v)  "Officer" means any officer of the Company or an Affiliate.

     (w)  "Option" means an ISO and/or a Non-ISO.

     (x) "Optioned Shares" shall mean Shares subject to an option granted pursuant to this Plan.

     (y) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (z) "Plan" shall mean the Appalachian Bancshares, Inc. 2003 Stock Option Plan.

     (aa) "Retirement" means termination of employment with the Company, other than upon death, Permanent and Total Disability (as defined in Paragraph 8), or for Cause (as defined in Paragraph 8), on or after the date of the 65th birthday of the retiring person, in the case of an Employee, or on or after the date of the 72nd birthday of the retiring person, in the case of a Director; provided that Retirement for any Emeritus Director means termination of his or her directorship, other than for Cause (as defined in Paragraph 8), on or after the date of the 75th birthday of such Emeritus Director.

     (bb) "Rule  16b-3"  shall  mean  Rule  16b-3  of  the  General   Rules  and
          Regulations under the Securities Exchange Act of 1934, as amended.

     (cc) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, from the date of grant, of a specified number of shares of Common Stock.

     (dd) "Shares" means the shares of Common Stock reserved for issuance under the Plan.

3.   Term of the Plan and Awards

     (a)  Term of the Plan.  The Plan shall continue in effect for a term of ten
          (10) years from the Effective Date, unless sooner terminated pursuant to Paragraph 18 hereof. No Award shall be granted under the Plan after ten (10) years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years from the date of grant; provided, however, that in the case of the grant of an ISO to a Participant who owns shares representing more than 10% of the outstanding Common Stock of the Company at the time the ISO is granted, the term of such ISO shall not exceed five (5) years.

4.   Shares Subject to the Plan

     (a) General Rule. Except as otherwise required by the provisions of Paragraph 11 hereof, the aggregate number of Shares issuable pursuant to Awards shall be 150,000 Shares. Such Shares may either be authorized-but-unissued shares of Common Stock or shares of Common Stock held in treasury. If Awards shall expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an eligible Participant upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares relating to an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

5.   Administration of the Plan

     (a) Administration by Entire Board or Committee. The Plan shall be administered by, either, the Board or by a committee appointed by the Board, which committee, if appointed, shall consist of not less than two (2) members of the Board who are Disinterested Persons. Members of this committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have the sole and complete authority and discretion to (i) select Participants and grant Awards, (ii) determine the form and content of Awards to be issued and the form of Agreements under the Plan, (iii) interpret the Plan, (iv) prescribe, amend and rescind rules and regulations relating to the Plan, and (v) make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

     The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company, in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, to the full extent provided for under the Company's Charter or Bylaws, with respect to the indemnification of Directors.

6.   Grant of Options

     (a) General Rule. In its sole discretion, the Committee may grant Options to Employees and Non-Employee Directors of the Company or its Affiliates.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate) shall not exceed $100,000. Notwithstanding the prior provisions of this Paragraph, the Committee may grant Options in excess of the foregoing limitation, in which case such Options granted in excess of which limitation shall be Options which are Non-ISOs.

7.   Exercise Price for Options

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option granted under the Plan shall be determined by the Committee but shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of a Participant who owns shares of Common Stock representing more than 10% of the Company's outstanding shares of Common Stock at the time an ISO is granted, the Exercise Price of such ISO shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

8.   Exercise of Options

     (a) Generally. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. However, the exercise of any Option granted hereunder shall be subject to, and shall not exceed, vesting at a rate of 20% a year, from the date of the Award, provided that (i) each Participant shall be 100% vested upon death or upon Permanent and Total Disability (as defined in subparagraph (c) below), (ii) each Participant shall be 100% vested upon Retirement, and (iii) each Participant shall be 100% vested upon the occurrence of a Change in Control event in accordance with Paragraph 10, below. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares, and
          (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) Period of Exercisability. Except to the extent otherwise provided by the Committee in the terms of an Agreement, an Employee or a Director, as the case may be, may exercise an Option only if he has maintained Continuous Service from the date of the grant of the Option, or within three (3) months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of
          --

          (1) "Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), in which case the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) Death, in which case, 100% of the outstanding Options of the deceased Participant, such Options having vested in their entirety as a consequence of the death of the Participant, as provided in subparagraph (a) above, may be exercised within two
               (2) years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3)  Permanent  and  Total  Disability  (as such  term is  defined  in
               Section 22(e)(3) of the Code), in which case, 100% of the outstanding Options of the Permanently and Totally disabled Participant, such Options having vested in their entirety as a consequence of the Permanent and Total Disability of the Participant, as provided in subparagraph (a) above, may be exercised within one (1) year from the date of such permanent and total disability (but not later than the date on which the Option would otherwise expire);

          (4) Retirement, in which case 100% of the outstanding Options of the retiring Participant, such Options having vested in their entirety as a consequence of the Retirement of the Participant, as provided in subparagraph (a) above, may be exercised within six (6) months from the date of the Participant's retirement (but not later than the date on which the Option would otherwise expire); or

          (5)  Change in Control,  in which case 100% of the outstanding Options
               of  each  Participant  in  the  Plan  shall  become   immediately
               exercisable in accordance with Paragraph 10, below.

Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the vesting of such Option, upon the occurrence of a vesting event set forth in subparagraph (a) above.

     (d) Effect of the Committee's Decisions. The Committee's determination of whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9.   SARs (Stock Appreciation Rights)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Participants either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its term, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4)  The SAR may be exercised only when the ISO may be exercised; and

          (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceed the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant. The provisions of Paragraph 8(c) regarding the period of exercisability of Options is incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the term of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee, if provided in the Agreement, a portion of the excess of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e)  Procedure  for  Exercising   SARs.  To  the  extent  not  inconsistent
          herewith, the provisions of Paragraph 8(b), as to the procedure for exercising Options, are incorporated by reference, and shall determine the procedure for exercising SARs.

10.  Change in Control

     (a) General Rule. Notwithstanding the provisions of any Award which provides for the exercise or vesting of stock options in installments, all Options and SARs shall be immediately exercisable and fully vested for a period of sixty (60) days, beginning on the date of a Change in Control; provided, however, that a Change in Control shall not be effected, for purposes of causing a certain Participant's stock options to vest, with respect, only, to that Participant, when that Participant is the "person," or is a member of the "group," as those terms are defined in Paragraph 2(f) hereof, who, otherwise, would be effecting such Change in Control. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock, subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     (b) Exception to General Rule. Notwithstanding subparagraph (a) of this Paragraph, in no event may an SAR be exercised, or an Option be canceled, in exchange for cash, within the six-month period following the date of its grant.

11.  Effect of Changes in Common Stock Subject to the Plan

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards (and the Exercise Price thereof in the case of Options and SARs), shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of Shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of Shares, or similar event in which the number or kind of Shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards shall be surrendered. With respect to each Award so surrendered, the Committee shall, in its sole and absolute discretion, but subject to the vesting requirements of Paragraph 8(a), determine whether the holder of the surrendered Award shall receive:

          (1) for each Share then subject to an outstanding Award, the number and kind of Shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price in the case of Options and SARs; or

          (2) a cash payment (from the Company or the successor corporation), in an amount equal to the Market Value of the Shares subject to the Award on the date of the Transaction, less the Exercise Price of the Award in the case of Options and SARs.

     (c)  Special Rule for ISOs. Any adjustment  made pursuant to  subparagraphs
          (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different Shares of stock or securities, such new, additional, or different Shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

12.  Non-Transferability of Awards

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

13.  Time of Granting Awards

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination for granting such Award. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

14.  Effective Date

     The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote, cast either in person or by proxy, of not less than a majority of the Shares entitled to vote at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve
(12) month period, then any Options granted in the intervening period shall be void.

15.  Modification of Awards

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of such Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award, or revise the terms of the Award, including the exercise price at which the Award was granted.

16.  Amendment and Termination of the Plan

     With respect to any shares of stock at the time not subject to an award of Options or SARs under the Plan, the Board may at any time and from time to time, terminate, modify or amend the Plan in any respect, except that no such modification or amendment shall be made absent the approval of the shareholders of the Company to: (i) increase the number of shares for which Options or SARs may be granted under the Plan; (ii) extend the period during which Options or SARs may be granted or exercised; (iii) change the class of persons eligible for awards of Options or SARs; or (iv) otherwise materially modify the requirements as to eligibility for participation in the Plan. The Company's Board of Directors may also suspend the granting of Options or SARs pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option or SAR granted before such suspension or termination, unless the affected participant consents in writing to such modification or amendment or there is a dissolution or liquidation of the Company.

17.  Conditions Upon Issuance of Shares

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability with respect to the non-issuance or non-sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including, but not limited to, the authority to impose a right of first refusal or to establish repurchase rights, or both of these restrictions.

18.  Reservation of Shares

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19.  Withholding Tax

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold the Shares, or to deliver to the Company the Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20.  No Employment or Other Rights

     In no event shall a Participant's eligibility to participate in, or actual participation in, the Plan create or be deemed to create any legal or equitable right of the Participant, or any other party, to continue service with the Company, the Bank, or any Affiliate of such corporations. No Participant shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award; however, a Participant who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

21.  Governing Law

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that federal law shall be deemed to apply.